
EXHIBIT 10.6

                                 LOAN AGREEMENT

                                     BETWEEN

                                  BANK ONE, NA

                                       AND

                             FIRST BUSEY CORPORATION

                            Dated as of June 1, 2004

                                       i
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                                TABLE OF CONTENTS

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                                                                                    Page
                                                                                    ----
ARTICLE I THE LOANS AND THE NOTES.................................................    2
    1.1. Certain Definitions......................................................    2
    1.2. The Loans................................................................    5
    1.3. The Notes................................................................    7
    1.4. General Payment Provisions...............................................    7
    1.5. Advances Prior to Interest Rate Determination............................    9
    1.6. Determination of Interest Rate on Advances; Renewals and Conversions.....   10
    1.7. Collateral...............................................................   10
    1.8. Expenses.................................................................   11
    1.9. The Closing..............................................................   11

ARTICLE II CONDITIONS ............................................................   12
    2.1. Documents................................................................   12
    2.2. Other Conditions of Borrowing............................................   13

ARTICLE III REPRESENTATIONS AND WARRANTIES........................................   14
    3.1. Corporate Organization...................................................   14
    3.2. Capital Stock of the Borrower............................................   15
    3.3. Capital Stock of the Bank Subsidiaries...................................   16
    3.4. Margin Securities........................................................   16
    3.5. Financial Statements.....................................................   16
    3.6. Title to Properties......................................................   17
    3.7. Transaction is Legal and Authorized......................................   18
    3.8. No Defaults or Restrictions..............................................   18
    3.9. Governmental Consent.....................................................   19
    3.10. Taxes...................................................................   19
    3.11. Compliance with Law.....................................................   19
    3.12. Restrictions on the Borrower............................................   20
    3.13. ERISA...................................................................   20
    3.14. No Material Adverse Change..............................................   20
    3.15. Loans...................................................................   17
    3.16. Reserve for Possible Loan and Lease Losses..............................   21
    3.17. Regulatory Enforcement Actions..........................................   21
    3.18. Hazardous Materials.....................................................   21
    3.19. Pending Litigation......................................................   22
    3.20. Investment Company Act..................................................   23
    3.21. No Burdensome Agreements................................................   23
    3.22. Solvency................................................................   23
    3.23. Corporate Names.........................................................   23
    3.24. No Misstatement.........................................................   23

ARTICLE IV COVENANTS..............................................................   24
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
    4.1. Negative Covenants.......................................................   24
    4.2. Affirmative Covenants....................................................   26

ARTICLE V EVENTS OF DEFAULT; DEFAULT; RIGHTS UPON DEFAULT.........................   32
     5.1. Events of Default.......................................................   32
     5.2. Remedies of the Lender..................................................   35

ARTICLE VI MISCELLANEOUS..........................................................   36
    6.1. Waiver By the Lender.....................................................   36
    6.2. Entire Agreement and Modifications of Agreement..........................   36
    6.3. Notices..................................................................   36
    6.4. Counterparts.............................................................   37
    6.5. Successors and Assigns...................................................   37
    6.6. Governing Law............................................................   37
    6.7. Severability.............................................................   38
    6.8. Survival of Representations and Warranties...............................   39
    6.9. Extensions and Renewals..................................................   39
    6.10. Interest Rate Regulation................................................   39
    6.11. Accounting Terms........................................................   39
    6.12. Participations..........................................................   39
    6.13. Additional Actions......................................................   39
    6.14. Revival of Liabilities..................................................   40
    6.15. Change of Control.......................................................   40
    6.16. Release; Environmental Indemnity........................................   40

SCHEDULES:

    Schedule 3.2      -        Borrower
    Schedule 3.3      -        Subsidiaries
    Schedule 3.6      -        Financing Statements
    Schedule 3.13     -        ERISA
    Schedule 3.15 - Contested Loans
    Schedule 3.19 - Pending Litigation
    Schedule 4.1 - Certain Lienholders

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LOAN AGREEMENT

      This LOAN AGREEMENT ("Agreement"), dated as of June 1, 2004, is executed and delivered by and between FIRST BUSEY CORPORATION, a financial holding company incorporated under the laws of the State of Nevada, having its principal place of business at the location referenced in Section 6.3 below ("Borrower"), and BANK ONE, NA, a national banking association, having its principal place of business at the location referenced in Section 6.3 below ("Lender").

                                R E C I T A L S:

      A. The Borrower issued to Lender a Promissory Note, dated January 24, 2004, in the amount of $10,000,000 (the "Old Note") and Borrower and Lender entered a LIBOR Agreement dated January 24, 2004 relating to the Old Note.

      B. The Borrower's obligations under the Old Note were secured by the Amended and Restated Stock Pledge Agreement, dated October 29, 1999 (the "Old Pledge Agreement").

      C. As of the date hereof, the Borrower does not owe anything to Lender under the Old Note.

      D. The Borrower desires to borrow $42,000,000 from Lender (the "Term Loan") which will be evidenced by a Promissory Note, dated June 1, 2004, as the same may be amended, restated, supplemented or modified from time to time (the "Term Note"), and the Borrower wishes to establish a revolving line of credit of $10,000,000 with Lender (the "Revolving Loan" with the Term Loan and the Revolving Loan being referred to collectively as the "Loans") which will be evidenced by a Promissory Note, dated June 1, 2004, as the same may be amended, restated, supplemented or modified from time to time (the "Revolving Note" with the Term Note and the Revolving Note being collectively referred to herein as the "Notes").

      E. To secure the obligations of Borrower to Lender under the Notes, Borrower and Lender executed and delivered that certain Stock Pledge and Security Agreement, dated as of June 1, 2004 ("Pledge Agreement"), pursuant to which Borrower pledged certain securities to and in favor of Lender.

      F. The Lender is willing to lend to the Borrower up to an aggregate principal amount of Fifty-Two Million Dollars ($52,000,000) under the Loans in accordance with the terms, subject to the conditions, and in reliance on the representations, warranties, and covenants, set forth herein and in the other documents and instruments entered into, or delivered in connection with, or relating to, the Loans (collectively, including this Agreement, the "Loan Documents").

      G. The Borrower shall use the proceeds of the Loans to acquire all of the issued and outstanding shares of First Capital Bankshares, Inc. pursuant to the Merger Agreement, dated January 5, 2004, by and between Borrower and FBC Acquisition II Corporation and First Capital Bankshares, Inc. ("FCB") for an aggregate purchase price of Forty-Two Million Dollars

($42,000,000), with any remaining proceeds to be used for general corporate purposes.

      H. The Borrower is a financial holding company that, as of the date hereof, owns: (i) 1,100,000 shares ("Busey Shares") of the outstanding common stock of Busey Bank, an Illinois state-chartered bank with its main banking premises located in Urbana, Illinois ("Busey"), and such Busey Shares represent 100% of the outstanding capital stock of Busey Bank.

      I. The Busey Shares and all other shares pledged in substitution may be referred to collectively as the "Pledge Subsidiary Shares."

      NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants, and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                             THE LOANS AND THE NOTES

      I. CERTAIN DEFINITIONS. AS USED IN THIS AGREEMENT, THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING DEFINITIONS.

            A.          "ADVANCE" SHALL MEAN ANY ADVANCE MADE WITH RESPECT TO
                  THE LOANS AND SHALL INCLUDE THE INITIAL ADVANCES MADE AT CLOSING AS WELL AS ADVANCES THAT RESULT FROM THE CONVERSION OR RENEWAL OF PREVIOUS ADVANCES.

            B.          "AFFILIATE" SHALL MEAN, WITH RESPECT TO A PERSON, ANY
                  OTHER PERSON CONTROLLING, CONTROLLED BY OR UNDER COMMON CONTROL WITH SUCH PERSON.

            C.          "BANK SUBSIDIARIES" SHALL MEAN BUSEY, BUSEY FLORIDA, AND
                  FIRST CAPITAL.

            D.          "BUSEY FLORIDA" SHALL MEAN BUSEY BANK FLORIDA.

            E.          "BUSINESS DAY" SHALL MEAN: (i) FOR ALL PURPOSES OTHER
                  THAN AS COVERED BY CLAUSE (ii) HEREOF, ANY DAY, OTHER THAN SATURDAY, SUNDAY, A DAY THAT IS A LEGAL HOLIDAY UNDER THE LAWS OF THE STATE OF ILLINOIS OR ANY OTHER DAY ON WHICH BANKING INSTITUTIONS LOCATED IN ILLINOIS ARE AUTHORIZED OR REQUIRED BY LAW OR OTHER GOVERNMENTAL ACTION TO CLOSE; AND (ii) WITH RESPECT TO DETERMINATIONS IN CONNECTION WITH, AND PAYMENTS OF PRINCIPAL AND INTEREST IN EURODOLLAR ADVANCES, ANY DAY

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                  WHICH IS A BUSINESS DAY DESCRIBED IN CLAUSE (i) AND WHICH IS
                  ALSO A DAY FOR TRADING BY AND BETWEEN BANKS IN U.S. DOLLAR-DENOMINATED DEPOSITS IN THE LONDON INTERBANK EURODOLLAR MARKET.

            F.          "ENVIRONMENTAL CLAIM" AS DEFINED IN SECTION 4.2(i),(iV).

            G.          "EURODOLLAR ADVANCE" SHALL MEAN AN ADVANCE THAT BEARS
                  INTEREST BASED ON THE LIBOR RATE.

            H.          "EURODOLLAR RESERVE REQUIREMENT" SHALL MEAN THE MAXIMUM
                  RESERVE REQUIREMENT PERCENTAGE (EXPRESSED AS A DECIMAL) AS SPECIFIED IN REGULATION D OF THE FRB THAT THE LENDER DETERMINES WOULD BE APPLICABLE ON THE FIRST DAY OF ANY INTEREST PERIOD IN RESPECT OF ANY EURODOLLAR ADVANCE, BUT SUBJECT TO ANY AMENDMENTS TO SUCH RESERVE REQUIREMENT BY THE FRB, AND TAKING INTO ACCOUNT ANY TRANSITIONAL ADJUSTMENTS THERETO BECOMING EFFECTIVE DURING SUCH INTEREST PERIOD. EURODOLLAR ADVANCES SHALL BE DEEMED TO BE EUROCURRENCY LIABILITIES AS DEFINED IN REGULATION D WITHOUT BENEFIT OF, OR CREDIT FOR, PRORATIONS, EXEMPTIONS OR OFFSETS UNDER REGULATION D.

            I.          "FIRST CAPITAL" SHALL MEAN FIRST CAPITAL BANK.

            J.          "FRB" SHALL MEAN THE BOARD OF GOVERNORS OF THE FEDERAL
                  RESERVE SYSTEM.

            K.          "GOVERNMENT AGENCY" SHALL MEAN ANY FEDERAL OR STATE
                  GOVERNMENTAL DEPARTMENT, COMMISSION, BOARD, REGULATORY AUTHORITY OR AGENCY INCLUDING, WITHOUT LIMITATION, THE FRB, THE OBRE, THE OFFICE OF THRIFT SUPERVISION (THE "OTS"), AND THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") (COLLECTIVELY, THE "GOVERNMENTAL AGENCIES").

            L.          "GOVERNMENTAL AUTHORIZATIONS" SHALL MEAN LICENSE, PERMIT
                  OR APPROVAL BY ANY OR ALL GOVERNMENTAL AGENCY AS REQUIRED.

            M.          "IMMEDIATE FAMILY MEMBER" OF A PERSON SHALL MEAN A
                  LINEAL DESCENDANT OF SUCH PERSON.

            N.          "INDEBTEDNESS" OF A PERSON SHALL MEAN AND INCLUDE: (i)
                  ALL ITEMS ARISING FROM THE BORROWING OF MONEY THAT, ACCORDING TO GAAP NOW IN EFFECT, WOULD BE INCLUDED IN DETERMINING TOTAL LIABILITIES AS SHOWN ON THE BALANCE SHEET OF SUCH PERSON; (ii) ALL OBLIGATIONS SECURED BY ANY LIEN IN PROPERTY OR ASSETS OWNED BY SUCH PERSON IRRESPECTIVE OF WHETHER SUCH OBLIGATIONS SHALL HAVE BEEN ASSUMED; (iii) ALL GUARANTEES AND SIMILAR CONTINGENT LIABILITIES WITH RESPECT TO OBLIGATIONS OF OTHERS; AND (iV) ALL OTHER OBLIGATIONS (INCLUDING, WITHOUT LIMITATION, LETTERS OF CREDIT) EVIDENCING OBLIGATIONS TO OTHERS.

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            O.          "INTEREST PERIOD" SHALL MEAN, FOR A DESIGNATED ADVANCE,
                  THE PERIOD OF TIME DURING WHICH THE INTEREST RATE SHALL APPLY. THE INTEREST PERIOD FOR ANY EURODOLLAR ADVANCE SHALL BE 30, 60, 90, OR 180 DAYS FROM AND AFTER THE DATE ON WHICH SUCH EURODOLLAR ADVANCE IS MADE, BUT SHALL NOT EXCEED THE TERM LOAN MATURITY DATE OR THE REVOLVING LOAN MATURITY DATE.

            P.          "LIBOR RATE" MEANS, WITH RESPECT TO EACH INTEREST
                  PERIOD, A RATE PER ANNUM (ROUNDED UPWARD, IF NECESSARY, TO THE NEAREST 1/16 OF 1%) DETERMINED PURSUANT TO THE FOLLOWING
                  FORMULA:

                  LIBOR Rate         =         Telerate Quoted Rate
                                               --------------------
                                               1-Eurodollar Reserve
                                               Requirement

            Q.          "LIEN" MEANS A LIEN, CLAIM, CHARGE, MORTGAGE,
                  ASSIGNMENT, EASEMENT, PRIORITY, PREFERENCE, RESTRICTION, ENCUMBRANCE, PLEDGE, OR SECURITY INTEREST, OF ANY KIND, NATURE, OR CHARACTER.

            R.          "MERGER AGREEMENT" SHALL MEAN MERGER AGREEMENT DATED
                  JANUARY 5, 2004, BY AND BETWEEN BORROWER, FBC ACQUISITION II CORP, AND FIRST CAPITAL BANKSHARES, INC. ("FCB") FOR AN AGGREGATE PURCHASE PRICE OF FORTY-TWO MILLION DOLLARS ($42,000,000.00), WITH ANY REMAINING PROCEEDS TO BE USED FOR GENERAL CORPORATE PURPOSES.

            S.          "OBRE" MEANS THE OFFICE OF BANKS AND REAL ESTATE OF THE
                  STATE OF ILLINOIS.

            T.          "PERSON" SHALL MEAN AN INDIVIDUAL, A PARTNERSHIP, A
                  CORPORATION, A LIMITED LIABILITY COMPANY, AN ASSOCIATION, A JOINT STOCK COMPANY, A TRUST, A JOINT VENTURE, AN UNINCORPORATED ORGANIZATION, AND ANY DOMESTIC OR FOREIGN FEDERAL, STATE, LOCAL, OR GOVERNMENT, AND EACH POLITICAL SUBDIVISION THEREOF, AND OTHER BUREAU, BOARD, AGENCY, COMMISSION, COURT, TRIBUNAL, DEPARTMENT, INSTRUMENTALITY, AND ENTITY EXERCISING EXECUTIVE, LEGISLATIVE, JUDICIAL, REGULATORY, OR ADMINISTRATIVE FUNCTIONS.

            U.          "PRIME RATE" SHALL MEAN THE RATE OF INTEREST (EXPRESSED
                  AS A PERCENTAGE PER ANNUM) MOST RECENTLY ANNOUNCED OR PUBLISHED PUBLICLY FROM TIME TO TIME BY THE LENDER AS ITS PRIME RATE OR BASE RATE OF INTEREST, WHICH IS NOT NECESSARILY THE LOWEST OR MOST FAVORABLE RATE OF INTEREST CHARGED BY THE LENDER ON COMMERCIAL LOANS AT ANY ONE TIME. THE RATE OF INTEREST SHALL CHANGE AUTOMATICALLY AND IMMEDIATELY AS AND WHEN THE PRIME RATE OR BASE RATE SHALL CHANGE, WITHOUT NOTICE TO THE BORROWER, AND ANY NOTICE TO WHICH IT MAY BE ENTITLED IS HEREBY WAIVED, AND ANY SUCH CHANGE IN THE LENDER'S PRIME RATE OR BASE RATE SHALL NOT AFFECT ANY OF THE TERMS AND CONDITIONS OF THE NOTES (AS

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                  DEFINED BELOW) OR THIS AGREEMENT, ALL OF WHICH SHALL REMAIN IN
                  FULL FORCE AND EFFECT.

            V.          "PRIME RATE ADVANCE" SHALL MEAN AN ADVANCE THAT BEARS
                  INTEREST BASED ON THE PRIME RATE.

            W.          "SUBSIDIARIES" MEANS FBC ACQUISITION II CORPORATION AND
                  THE BANK SUBSIDIARIES.

            X.          "TELERATE QUOTED RATE" SHALL MEAN, WITH RESPECT TO EACH
                  INTEREST PERIOD, AND IN ACCORDANCE WITH THE NORMAL PRACTICE OF THE LENDER IN THE LONDON INTERBANK EURODOLLAR MARKET, THE OFFERED RATE FOR THE PERIOD EQUAL TO, OR NEXT GREATER THAN, THE INTEREST PERIOD FOR U.S. DOLLAR DEPOSITS OF NOT LESS THAN $1,000,000.00 AS OF 11:00 A.M. (CITY OF LONDON, ENGLAND TIME) TWO (2) BUSINESS DAYS PRIOR TO THE FIRST DAY OF THE INTEREST PERIOD AS SHOWN ON THE DISPLAY DESIGNATED AS "BRITISH BANKERS ASSOCIATION INTEREST SETTLEMENT RATES" ON REUTERS SCREEN FRDB, OR SUCH OTHER SCREEN AS MAY REPLACE SUCH SCREEN ON REUTERS FOR THE PURPOSE OF DISPLAYING SUCH RATE. IN THE EVENT THAT SUCH RATE IS NOT AVAILABLE ON REUTERS, THEN SUCH OFFERED RATE SHALL BE OTHERWISE INDEPENDENTLY DETERMINED BY LENDER IN ITS REASONABLE JUDGMENT FROM AN ALTERNATE, SUBSTANTIALLY SIMILAR INDEPENDENT SOURCE AVAILABLE TO LENDER OR SHALL BE CALCULATED BY LENDER BY A SUBSTANTIALLY SIMILAR METHODOLOGY AS THAT THERETOFORE USED TO DETERMINE SUCH OFFERED RATE.

      II. THE LOANS. THE LENDER AGREES TO EXTEND TO THE BORROWER THE FOLLOWING CREDIT FACILITIES IN AN AGGREGATE PRINCIPAL AMOUNT AT ANY TIME OUTSTANDING NOT TO EXCEED FIFTY-TWO MILLION DOLLARS ($52,000,000):

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

            A.          THE TERM LOAN. THE LENDER AGREES TO EXTEND THE TERM LOAN
                  TO THE BORROWER IN ACCORDANCE WITH THE TERMS OF, AND SUBJECT TO THE CONDITIONS SET FORTH IN, THIS AGREEMENT, THE TERM NOTE (AS DEFINED BELOW), AND THE OTHER LOAN DOCUMENTS. AN INITIAL ADVANCE UNDER THE TERM LOAN SHALL BE MADE ON THE CLOSING DATE AND ANY OBLIGATION UNDER THE TERM LOAN SHALL EXPIRE IF NOT DRAWN WITHIN 30 DAYS THEREAFTER, ANY SUCH ADVANCE MAY BE CONVERTED OR RENEWED FROM TIME TO TIME IN ACCORDANCE WITH THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THIS AGREEMENT. SUBJECT TO SECTION VI, ANY ADVANCE UNDER THE TERM LOAN SHALL BE TREATED AS:

                  1.          A EURODOLLAR ADVANCE AND SHALL BEAR INTEREST PER
                        ANNUM AT A RATE EQUAL TO THE LIBOR RATE PLUS ONE HUNDRED AND TWENTY-FIVE (125) BASIS POINTS; OR

                  2.          AT THE BORROWER'S ELECTION MADE IN ACCORDANCE WITH
                        THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH HEREIN, A PRIME RATE ADVANCE AND SHALL BEAR INTEREST PER ANNUM EQUAL TO THE PRIME RATE.

            B.          THE REVOLVING LOAN. THE LENDER AGREES TO EXTEND THE
                  REVOLVING LOAN TO THE BORROWER IN ACCORDANCE WITH THE TERMS OF, AND SUBJECT TO THE CONDITIONS SET FORTH IN, THIS AGREEMENT, THE REVOLVING NOTE (AS DEFINED BELOW), AND THE OTHER LOAN DOCUMENTS. AN INITIAL ADVANCE UNDER THE REVOLVING LOAN SHALL BE MADE ON THE CLOSING DATE AT THE REQUEST OF THE BORROWER AND SUBSEQUENT ADVANCES CAN BE MADE AS PROVIDED IN THE AGREEMENT AT THE REQUEST OF THE BORROWER AND, THEREAFTER, ANY SUCH ADVANCE MAY BE CONVERTED OR RENEWED FROM TIME TO TIME IN ACCORDANCE WITH THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THIS AGREEMENT. SUBJECT TO SECTION 1.6, ANY ADVANCE UNDER THE REVOLVING LOAN SHALL BE TREATED AS:

                  1.          A EURODOLLAR ADVANCE AND SHALL BEAR INTEREST PER
                        ANNUM AT A RATE EQUAL TO THE LIBOR RATE PLUS ONE HUNDRED AND TWENTY-FIVE (125) BASIS POINTS; OR

                  2.          AT THE BORROWER'S ELECTION MADE IN ACCORDANCE WITH
                        THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH HEREIN, A PRIME RATE ADVANCE AND SHALL BEAR INTEREST PER ANNUM EQUAL TO THE PRIME RATE.

            C.    REQUIRED PAYMENTS.

                  1.          THE TERM LOAN SHALL BE PAID AS FOLLOWS: A
                        PRINCIPAL PAYMENT OF FOUR MILLION DOLLARS ($4,000,000) WILL BE MADE ON THE TERM LOAN BY JANUARY 25, 2006 AND ANNUALLY BY EACH SUBSEQUENT JANUARY 25TH THEREAFTER. THE BORROWER MAY PAY THE ANNUAL PRINCIPAL PAYMENT IN QUARTERLY INSTALLMENTS OR ANNUALLY IN ITS SOLE DISCRETION. THE FINAL PAYMENT OF ALL OUTSTANDING AMOUNTS DUE UNDER THE TERM LOAN, INCLUDING, BUT NOT LIMITED TO, PRINCIPAL, ACCRUED BUT UNPAID INTEREST, AND ANY EXPENSES PURSUANT TO SECTION VIII, SHALL BE PAID ON JUNE 1, 2011, OR SUCH LATER DATE THROUGH WHICH THE TERM LOAN MAY BE EXTENDED OR RENEWED IN THE SOLE AND ABSOLUTE DISCRETION OF THE LENDER (THE "TERM LOAN MATURITY DATE"), OR SUCH EARLIER DATE ON WHICH SUCH AMOUNTS SHALL BECOME DUE AND PAYABLE ON ACCOUNT OF

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

                        ACCELERATION BY THE LENDER IN ACCORDANCE WITH THE TERMS OF THE TERM NOTE AND THIS AGREEMENT

                  2.          THE REVOLVING LOAN, INCLUDING, BUT NOT LIMITED TO,
                        PRINCIPAL, ACCRUED BUT UNPAID INTEREST, AND ANY EXPENSES PURSUANT TO SECTION VIII, SHALL BE DUE AND PAYABLE ON JANUARY 21, 2005, OR SUCH LATER DATE THROUGH WHICH THE REVOLVING LOAN MAY BE EXTENDED OR RENEWED IN THE SOLE AND ABSOLUTE DISCRETION OF THE LENDER (THE "REVOLVING LOAN MATURITY DATE"), OR SUCH EARLIER DATE ON WHICH SUCH AMOUNTS SHALL BECOME DUE AND PAYABLE ON ACCOUNT OF ACCELERATION BY THE LENDER IN ACCORDANCE WITH THE TERMS OF THE REVOLVING NOTE AND THIS AGREEMENT.

                  3.          INTEREST SHALL ACCRUE ON THE TERM LOAN AND THE
                        REVOLVING LOAN BEGINNING ON THE CLOSING DATE, AND SHALL BE PAYABLE QUARTERLY, IN ARREARS, ON THE THE 25TH DAY OF APRIL, JULY, OCTOBER, AND JANUARY, COMMENCING ON JULY 25, 2004 AND CONTINUING QUARTERLY THEREAFTER, IF NOT SOONER PAID, ON THE TERM LOAN MATURITY DATE OR REVOLVING LOAN MATURITY DATE, AS APPLICABLE. ALL AMOUNTS OUTSTANDING FROM TIME TO TIME UNDER EACH OF THE NOTES SHALL BEAR INTEREST ON THE BASIS OF A 360-DAY YEAR, COUNTING THE ACTUAL NUMBER OF DAYS ELAPSED TO AND INCLUDING THE DATE OF PAYMENT.

      III.        THE NOTES. THE TERM LOAN SHALL BE EVIDENCED BY A PROMISSORY
            NOTE IN THE AGGREGATE PRINCIPAL AMOUNT OF FORTY-TWO MILLION DOLLARS ($42,000,000), TO BE EXECUTED AND DELIVERED CONCURRENTLY HEREWITH, SUBSTANTIALLY IN THE FORM OF EXHIBIT A HERETO. THE REVOLVING LOAN SHALL BE EVIDENCED BY A PROMISSORY NOTE IN THE AGGREGATE PRINCIPAL AMOUNT OF TEN MILLION DOLLARS ($10,000,000), TO BE EXECUTED AND DELIVERED CONCURRENTLY HEREWITH, SUBSTANTIALLY IN THE FORM OF EXHIBIT B HERETO. THE NOTES IN THIS AGREEMENT SHALL REFER TO EACH NOTE THAT MAY BE DELIVERED IN SUBSTITUTION OR EXCHANGE FOR ANY OF SUCH NOTES AND, WHEN APPLICABLE, SHALL INCLUDE THE SINGULAR NUMBER AS WELL AS THE PLURAL.

      IV.         GENERAL PAYMENT PROVISIONS.

            A.          USURY. THE PARTIES HERETO INTEND TO CONFORM STRICTLY TO
                  APPLICABLE USURY LAWS AS IN EFFECT FROM TIME TO TIME DURING THE TERMS OF THE LOANS. ACCORDINGLY, IF THE TRANSACTION CONTEMPLATED HEREBY WOULD BE USURIOUS UNDER APPLICABLE LAW (INCLUDING THE LAWS OF THE UNITED STATES OF AMERICA, OR OF ANY OTHER JURISDICTION WHOSE LAWS MAY BE MANDATORILY APPLICABLE), THEN, IN THAT EVENT, NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT OR ANY OF THE NOTES, THE BORROWER AND THE LENDER AGREE THAT THE AGGREGATE OF ALL CONSIDERATION THAT CONSTITUTES INTEREST UNDER APPLICABLE LAW THAT IS CONTRACTED FOR, CHARGED OR RECEIVED UNDER, OR IN CONNECTION WITH, THIS AGREEMENT SHALL UNDER NO CIRCUMSTANCES EXCEED THE MAXIMUM AMOUNT OF INTEREST ALLOWED BY APPLICABLE LAW, AND ANY EXCESS SHALL BE CREDITED TO THE BORROWER BY THE LENDER (OR IF SUCH CONSIDERATION SHALL HAVE BEEN PAID IN FULL, SUCH EXCESS REFUNDED TO THE BORROWER BY THE LENDER).

            B.          DEFAULT RATE OF INTEREST. UPON THE OCCURRENCE OF ANY
                  DEFAULT (AS SUCH TERM IS DEFINED IN SECTION I), EXCEPT FOR A DEFAULT PURSUANT TO SECTION I.J, THE RATE OF INTEREST ON THE NOTES (THE "DEFAULT RATE OF INTEREST") SHALL BE ONE HUNDRED AND FIFTY BASIS POINTS ABOVE THE INTEREST RATE OTHERWISE APPLICABLE FROM THE DATE OF OCCURRENCE, AND DURING THE CONTINUANCE, OF THE DEFAULT; PROVIDED, FURTHER, THAT UPON THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER SECTION I.J HEREOF, THE DEFAULT RATE OF INTEREST SHALL BE THREE HUNDRED BASIS POINTS ABOVE THE INTEREST RATE OTHERWISE APPLICABLE FROM THE DATE, AND DURING THE CONTINUANCE, OF THE EVENT OF DEFAULT.

            C.          APPLICATION OF PAYMENTS. ALL PAYMENTS RECEIVED BY THE
                  LENDER FROM, OR ON BEHALF OF, THE BORROWER SHALL BE APPLIED IN THE FOLLOWING ORDER OF PRIORITY: FIRST, TO AMOUNTS DUE UNDER
                  SECTION VIII, SECOND TO ACCRUED INTEREST UNDER THE TERM NOTE, THIRD TO ACCRUED INTEREST UNDER THE REVOLVING NOTE, FOURTH TO PRINCIPAL AMOUNTS OUTSTANDING UNDER THE REVOLVING NOTE, AND FIFTH TO PRINCIPAL AMOUNTS OUTSTANDING UNDER THE TERM NOTE; PROVIDED, HOWEVER, THAT AFTER THE DATE ON WHICH THE FINAL PAYMENT OF PRINCIPAL WITH RESPECT TO ANY LOAN IS DUE OR FOLLOWING AND DURING ANY DEFAULT, ALL PAYMENTS RECEIVED ON ACCOUNT OF THE BORROWER'S LIABILITIES (AS SUCH TERM IS DEFINED IN SECTION VII) SHALL BE APPLIED IN WHATEVER ORDER, COMBINATION AND AMOUNTS AS THE LENDER DETERMINES, IN ITS SOLE AND ABSOLUTE DISCRETION, TO ALL COSTS, EXPENSES AND OTHER INDEBTEDNESS OWING TO THE LENDER EXCEPT IN SUCH CASE OF PREPAYMENTS, PRINCIPAL ONLY. NO AMOUNT PAID OR PREPAID ON THE TERM LOAN MAY BE REBORROWED.

            D.          METHOD OF PAYMENT. THE BORROWER WILL PAY TO THE LENDER
                  IN IMMEDIATELY AVAILABLE FUNDS, AT ITS OFFICE AT THE ADDRESS AS SPECIFIED IN SECTION III, OR SUCH OTHER ADDRESS AS THE LENDER SHALL SPECIFY IN WRITING, ALL AMOUNTS PAYABLE TO IT IN RESPECT OF THE PRINCIPAL OF, OR INTEREST ON, EACH OF THE NOTES THEN-HELD BY THE LENDER, WITHOUT ANY

                  PRESENTMENT, DEMAND, PROTEST, OR OTHER NOTICE OF ANY KIND. ALL SUMS AND AMOUNTS DUE, OWING, OR OTHERWISE TO BE PAID UNDER ANY OF THE LOAN DOCUMENTS SHALL BE PAID IN SUCH COIN OR CURRENCY OF THE UNITED STATES WHICH SHALL BE LEGAL TENDER IN PAYMENT OF ALL DEBTS AND DUES, PUBLIC AND PRIVATE, AT THE TIME OF PAYMENTS. LENDER IS HEREBY AUTHORIZED TO RECORD ON THE FACE OF ANY NOTE (OR ANY SCHEDULE ATTACHED THERETO), OR TO OTHERWISE RECORD IN ITS BOOKS AND RECORDS, ALL AMOUNTS DUE ON ANY NOTE AND ANY MODIFICATION, AMENDMENT, ALTERATION, GUARANTY OR ASSUMPTION OF ANY SUCH NOTE (WHICH RECORDINGS, ABSENT MANIFEST ERROR, SHALL BE CONCLUSIVE AND BINDING EVIDENCE OF THE BALANCE DUE AND OWING ON SUCH NOTE); PROVIDED, HOWEVER, THAT THE FAILURE OF LENDER TO MAKE ANY SUCH NOTATIONS OR RECORDINGS SHALL NOT LIMIT OR OTHERWISE AFFECT ANY OBLIGATIONS OF BORROWER OR RIGHT OF LENDER HEREUNDER, OR UNDER ANY NOTE OR ANY LOAN DOCUMENT.

            E.          PREPAYMENT. THE BORROWER MAY, UPON AT LEAST ONE BUSINESS
                  DAY'S NOTICE TO THE LENDER, PREPAY, WITHOUT PENALTY, ALL OR A PORTION OF THE PRINCIPAL AMOUNT OUTSTANDING UNDER THE REVOLVING LOAN AND THE TERM LOAN IN A MINIMUM AGGREGATE AMOUNT OF $100,000 OR ANY LARGER INTEGRAL MULTIPLE OF $50,000 BY PAYING THE PRINCIPAL AMOUNT TO BE PREPAID. IN ADDITION, NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN THE IMMEDIATELY PRECEDING SENTENCE, THE DATE OF ANY PREPAYMENT PURSUANT TO THIS SECTION SHALL BE CONSIDERED TO BE THE BUSINESS DAY FOLLOWING RECEIPT OF THE PREPAYMENT BY THE LENDER UNLESS SUCH PREPAYMENT IS RECEIVED BY THE LENDER BEFORE 1:00 P.M. CHICAGO TIME AND IS MADE IN IMMEDIATELY AVAILABLE FUNDS.

            F.          PAYMENTS TO BE MADE ON BUSINESS DAYS. IF ANY PAYMENT TO
                  BE MADE BY THE BORROWER HEREUNDER SHALL BECOME DUE ON A DAY OTHER THAN A BUSINESS DAY, THEN SUCH PAYMENT SHALL BE MADE ON THE NEXT SUCCEEDING BUSINESS DAY AND SUCH EXTENSION OF TIME SHALL BE INCLUDED IN COMPUTING ANY INTEREST IN RESPECT OF SUCH PAYMENT.

      V. ADVANCES PRIOR TO INTEREST RATE DETERMINATION. NOTWITHSTANDING ANY PROVISION HEREIN TO THE CONTRARY, IF LENDER DETERMINES, IN ITS SOLE AND ABSOLUTE DISCRETION, THAT MAKING A EURODOLLAR ADVANCE WOULD VIOLATE ANY APPLICABLE LAW, RULE, REGULATION, OR DIRECTIVE, OR THAT, FOR ANY REASON WHATSOEVER, THE LIBOR RATE IS NOT THEN BEING QUOTED FOR THE RELEVANT INTEREST PERIOD AND IN THE AMOUNT OF SUCH ADVANCE, THEN THE LENDER SHALL GIVE THE BORROWER PROMPT NOTICE THEREOF AND:
            (A) THE OBLIGATION OF LENDER TO MAKE AVAILABLE ANY EURODOLLAR ADVANCE SHALL BE SUSPENDED; AND (B) ANY ADVANCE OR SUBSEQUENT ADVANCES TO BE CONVERTED INTO, OR RENEWED AS, A EURODOLLAR ADVANCE SHALL BE CONVERTED INTO A PRIME RATE ADVANCE.

      VI.         DETERMINATION OF INTEREST RATE ON ADVANCES; RENEWALS AND
            CONVERSIONS.

            A.          SO LONG AS NO EVENT OF DEFAULT HAS OCCURRED AND IS
                  CONTINUING, AND THE CONDITIONS SET FORTH IN ARTICLE II HAVE BEEN FULLY SATISFIED, THE BORROWER SHALL HAVE THE OPTION, SUBJECT TO THE OTHER PROVISIONS OF THIS AGREEMENT, TO: (i) REQUEST THAT ADVANCES UNDER ANY LOAN BE TREATED AS A EURODOLLAR ADVANCE BY GIVING TELEPHONIC NOTICE TO THE LENDER PRIOR TO 11:00 A.M. (CHICAGO TIME) AT LEAST TWO (2) BUSINESS DAYS PRIOR TO THE CLOSING DATE OR SUCH OTHER REQUESTED DATE OF THE ADVANCE; PROVIDED THAT THE BORROWER GIVES THE LENDER WRITTEN CONFIRMATION OF ITS TELEPHONIC NOTICE IN THE FORM OF EXHIBIT C HERETO BY FACSIMILE PRIOR TO THE CLOSING DATE; AND
                  (ii) CONVERT (FROM ONE TYPE OF ADVANCE TO ANOTHER TYPE OF ADVANCE), ON ANY BUSINESS DAY, ALL, BUT NOT ANY PARTIAL AMOUNT, OF THE OUTSTANDING PRINCIPAL AMOUNT OF ANY ADVANCE BY GIVING TO THE LENDER AT LEAST TWO (2) BUSINESS DAYS PRIOR TELEPHONIC NOTICE THEREOF IN THE CASE OF A CONVERSION TO A EURODOLLAR ADVANCE, OR ONE (1) BUSINESS DAY PRIOR TELEPHONIC NOTICE THEREOF IN THE CASE OF A CONVERSION TO A PRIME RATE ADVANCE; PROVIDED THAT THE BORROWER GIVES THE LENDER WRITTEN CONFIRMATION OF ITS TELEPHONIC NOTICE IN THE FORM OF EXHIBIT C HERETO BY FACSIMILE PRIOR TO THE DAY ANY SUCH CONVERSION IS MADE HEREUNDER. IN THE ABSENCE OF NOTICE TO THE CONTRARY PURSUANT TO THE IMMEDIATELY PRECEDING SENTENCE AND SUBJECT TO THE REQUIREMENTS SET FORTH IN THIS AGREEMENT, AN EXISTING ADVANCE WILL AUTOMATICALLY BE RENEWED AS THE SAME TYPE OF ADVANCE ON THE LAST DAY OF THE CURRENT INTEREST PERIOD TO TAKE EFFECT FOR THE NEXT INTEREST PERIOD. NO EURODOLLAR ADVANCE MAY BE CONVERTED INTO A PRIME RATE ADVANCE PURSUANT TO THIS
                  SECTION VIA OR OTHERWISE, EXCEPT ON THE LAST DAY OF THE INTEREST PERIOD APPLICABLE TO SUCH CONVERTING ADVANCE. BORROWER MAY NOT SELECT AN INTEREST PERIOD THAT EXTENDS BEYOND THE TERM LOAN MATURITY DATE OR THE REVOLVING LOAN MATURITY DATE. THE INITIAL ADVANCE UNDER THIS AGREEMENT SHALL BE A EURODOLLAR ADVANCE.

            B.          IN THE EVENT AN EVENT OF DEFAULT HAS OCCURRED AND IS
                  CONTINUING OR THE CONDITIONS SET FORTH IN ARTICLE II HAVE NOT BEEN FULLY SATISFIED ON THE DATE OF A REQUESTED EURODOLLAR ADVANCE (INCLUDING A RENEWAL OF A EURODOLLAR ADVANCE OR THE CONVERSION OF A PRIME RATE ADVANCE INTO A EURODOLLAR ADVANCE), THEN SUCH EURODOLLAR ADVANCE SHALL BE TREATED AS A PRIME RATE ADVANCE.

      VII. COLLATERAL. THE BORROWER'S OBLIGATIONS UNDER THIS AGREEMENT, THE TERM NOTE, THE REVOLVING NOTE, AND ALL OTHER LOAN DOCUMENTS (COLLECTIVELY, THE "BORROWER'S LIABILITIES") SHALL BE SECURED BY A PLEDGE OF THE PLEDGED SUBSIDIARY SHARES PURSUANT TO THE TERMS OF THE PLEDGE AGREEMENT, DATED AS OF THE CLOSING DATE, BY AND BETWEEN THE BORROWER AND THE LENDER IN THE FORM ATTACHED AS EXHIBIT D HERETO.

      VIII. EXPENSES. IRRESPECTIVE OF WHETHER ANY LOAN IS MADE, THE BORROWER WILL: (A) PROMPTLY PAY ALL REASONABLE COSTS AND EXPENSES OF THE LENDER INCIDENT TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT INCLUDING, BUT NOT LIMITED TO, ALL COSTS AND EXPENSES INCURRED IN CONNECTION WITH THE PREPARATION, NEGOTIATION, DELIVERY, AND EXECUTION OF ANY OF THE LOAN DOCUMENTS, AND IN CONNECTION WITH ANY MODIFICATION, AMENDMENT, ALTERATION OF ANY OF THE LOAN DOCUMENTS, AND IN CONNECTION WITH THE ENFORCEMENT OR COLLECTION OF ANY OF THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, THE LENDER'S OUT-OF-POCKET EXPENSES AND THE CHARGES AND DISBURSEMENTS TO COUNSEL RETAINED BY THE LENDER; AND (B) PROMPTLY PAY AND SAVE THE LENDER AND ALL OTHER HOLDERS OF THE NOTES HARMLESS AGAINST ANY AND ALL LIABILITY WITH RESPECT TO AMOUNTS PAYABLE AS A RESULT OF: (I) ANY TAXES WHICH MAY BE DETERMINED TO BE PAYABLE IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS OR ANY MODIFICATION, AMENDMENT OR ALTERATION OF THE TERMS OR PROVISIONS OF THIS AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS; (II) ANY INTEREST OR PENALTIES RESULTING FROM NONPAYMENT OR DELAY IN PAYMENT OF SUCH EXPENSES, CHARGES, DISBURSEMENTS, LIABILITIES OR TAXES; AND (III) ANY INCOME TAXES IN RESPECT OF ANY REIMBURSEMENT BY THE BORROWER FOR ANY OF SUCH VIOLATIONS, TAXES, INTERESTS OR PENALTIES PAID BY THE LENDER. THE OBLIGATIONS OF THE BORROWER UNDER THIS SECTION VIII SHALL SURVIVE THE REPAYMENT IN FULL OF THE NOTES. ANY OF THE FOREGOING AMOUNTS INCURRED BY THE LENDER AND NOT PAID BY THE BORROWER UPON DEMAND SHALL BEAR INTEREST FROM THE DATE INCURRED AT THE PRIME RATE PLUS THREE HUNDRED BASIS POINTS PER ANNUM AND SHALL BE DEEMED PART OF THE BORROWER'S LIABILITIES HEREUNDER.

      IX. THE CLOSING. THE INITIAL FUNDING OF THE LOANS (THE "CLOSING") WILL OCCUR AT THE OFFICES OF THE LENDER AT 120 SOUTH LASALLE STREET, CHICAGO, ILLINOIS AT 9:30 A.M. ON JUNE1, 2004(THE "CLOSING DATE"), OR AT SUCH OTHER PLACE OR TIME OR ON SUCH OTHER DATE AS THE PARTIES HERETO MAY AGREE, BY DISBURSING THE PROCEEDS OF THE LOANS IN ACCORDANCE WITH THE BORROWER'S WRITTEN INSTRUCTIONS RECEIVED AT LEAST ONE BUSINESS DAY PRIOR TO CLOSING (THE "DISBURSEMENT INSTRUCTIONS").

                                   CONDITIONS

      The Lender's obligation to make any Loan shall be subject to the performance by the Borrower prior to the Closing Date of all of its agreements theretofore to be performed under this Agreement and to the satisfaction of the following further conditions precedent:

      I. DOCUMENTS. THE OBLIGATION OF THE LENDER TO MAKE ANY LOAN IS, IN ADDITION TO THE CONDITIONS PRECEDENT SPECIFIED ELSEWHERE IN THIS
            ARTICLE II, SUBJECT TO THE CONDITION PRECEDENT THAT THE LENDER SHALL HAVE RECEIVED ALL OF THE FOLLOWING, WHERE APPROPRIATE, DULY EXECUTED AND DATED THE CLOSING DATE AND IN FORM AND SUBSTANCE SATISFACTORY TO THE LENDER AND ITS COUNSEL:

            A.          THE NOTES;

            B.          THE PLEDGE AGREEMENT;

            C.          THE ACTUAL CERTIFICATES REPRESENTING ALL OF THE
                  SECURITIES CONSTITUTING THE PLEDGED PROPERTY (AS DEFINED IN THE PLEDGE AGREEMENT) TOGETHER WITH IRREVOCABLE STOCK POWERS FOR EACH SUCH CERTIFICATE ENDORSED BY THE BORROWER IN BLANK;

            D.          THE DISBURSEMENT INSTRUCTIONS;

            E.          GOOD STANDING CERTIFICATES FOR: (i) THE BORROWER ISSUED
                  BY THE SECRETARY OF STATE OF THE STATE OF NEVADA; (ii) BUSEY BANK AND FIRST CAPITAL ISSUED BY THE OBRE; AND (iii) BUSEY FLORIDA ISSUED BY THE OTS;

            F.          COPIES CERTIFIED BY THE SECRETARY OR AN ASSISTANT
                  SECRETARY OF THE BORROWER OF RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE BORROWER AUTHORIZING THE EXECUTION AND DELIVERY (INCLUDING THE AUTHORITY TO PLEDGE THE PLEDGED PROPERTY) OF THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS, AND THE PERFORMANCE BY BORROWER OF ITS OBLIGATIONS HEREUNDER, UNDER THE NOTES, AND THE OTHER LOAN DOCUMENTS;

            G.          COPIES CERTIFIED BY THE SECRETARY OR AN ASSISTANT
                  SECRETARY OF THE BORROWER OF ALL DOCUMENTS EVIDENCING ALL NECESSARY CONSENTS, APPROVALS AND DETERMINATIONS OF ANY FEDERAL OR STATE GOVERNMENTAL DEPARTMENT, COMMISSION, BOARD, REGULATORY AUTHORITY OR AGENCY INCLUDING, WITHOUT LIMITATION, THE GOVERNMENTAL AGENCIES GOVERNMENTAL AGENCY WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED

                  IN THE LOAN DOCUMENTS, INCLUDING APPROVALS OF THE GOVERNMENTAL AGENCIES OF THE MERGER, AND ANY OTHER TRANSACTIONS BETWEEN THE LENDER, ON THE ONE PART, AND BORROWER OR ANY OF THE BANK SUBSIDIARIES, ON THE OTHER PART;

            H.          AN INCUMBENCY CERTIFICATE OF THE SECRETARY OR AN
                  ASSISTANT SECRETARY OF THE BORROWER CERTIFYING THE NAMES OF THE OFFICER OR OFFICERS OF THE BORROWER AUTHORIZED TO SIGN THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS, TOGETHER WITH A SAMPLE OF THE TRUE, ACCURATE, AND COMPLETE SIGNATURE OF EACH SUCH OFFICER (THE LENDER MAY CONCLUSIVELY RELY ON SUCH CERTIFICATE UNTIL FORMALLY ADVISED BY A LIKE CERTIFICATE OF ANY CHANGES THEREIN);

            I.          A CERTIFICATE SIGNED BY THE PRESIDENT OR A VICE
                  PRESIDENT OF THE BORROWER CERTIFYING THAT THE CONDITIONS SPECIFIED IN ARTICLE II HAVE BEEN FULLY SATISFIED AND THAT NO EVENT OF DEFAULT HAS OCCURRED;

            J.          A CERTIFICATE SIGNED BY THE CHAIRMAN OF THE BORROWER
                  WITH REGARDS TO THE MERGER AGREEMENT THAT ALL PARTIES PURSUANT TO THE MERGER AGREEMENT HAVE COMPLIED WITH ALL TERMS AND CONDITIONS SET FORTH THEREIN;

            K.          A CERTIFIED COPY OF THE CERTIFICATE OF MERGER RELATING
                  TO THE MERGER, WHICH SHALL BE DELIVERED WITHIN FIFTEEN (15) DAYS AFTER THE CLOSING DATE;

            L.          A LETTER, ENTERED INTO BY AND AMONG THE BORROWER, THE
                  LENDER, AND A THIRD PARTY CUSTODIAN AND PROVIDING FOR THE HOLDING OF THE PLEDGED SUBSIDIARY SHARES FOR THE BENEFIT AND SECURITY OF THE LENDER, AS SOON AS POSSIBLE, BUT IN ANY EVENT NOT MORE THAN THIRTY (30) DAYS AFTER THE CLOSING DATE.

      II.         OTHER CONDITIONS OF BORROWING.

      Notwithstanding any other provision of this Agreement, the Lender shall not be required to make any Advance under any Loan at any time if, as of the date of any request for an Advance or as of the proposed date for an Advance:

            A.          THERE HAS OCCURRED, IN THE LENDER'S SOLE AND COMPLETE
                  DISCRETION, A MATERIAL ADVERSE CHANGE IN THE FINANCIAL CONDITION OR AFFAIRS OF THE BORROWER OR ANY OF THE SUBSIDIARIES SINCE DECEMBER 31, 2003;

            B.          ANY OF THE REPRESENTATIONS AND WARRANTIES OF THE
                  BORROWER CONTAINED IN THIS AGREEMENT, (INCLUDING IN ARTICLE
                  III) OR THE INFORMATION SET FORTH IN THE RECITALS HERETO SHALL NOT BE TRUE, ACCURATE, AND COMPLETE ON AND AS OF THE DATE OF ANY ADVANCE, WITH THE SAME EFFECT AS THOUGH SUCH REPRESENTATIONS AND WARRANTIES HAD BEEN MADE,

                  OR SUCH INFORMATION HAD BEEN PRESENTED, ON AND AS OF SUCH
                  DATE;

            C.          ANY EVENT OF DEFAULT (AS SUCH TERM IS DEFINED IN SECTION
                  I BELOW) HAS OCCURRED OR ANY EVENT WHICH, WITH THE GIVING OF NOTICE OR LAPSE OF TIME, OR BOTH, WOULD CONSTITUTE AN EVENT OF DEFAULT;

            D.          ANY LITIGATION OR GOVERNMENTAL PROCEEDING HAS BEEN
                  INSTITUTED OR THREATENED AGAINST THE BORROWER OR ANY OF THE SUBSIDIARIES OR ANY OF THEIR OFFICERS OR SHAREHOLDERS WHICH, IN THE SOLE DISCRETION OF THE LENDER, MAY ADVERSELY AFFECT THE FINANCIAL CONDITION, BUSINESS, PROPERTIES, ASSETS, LIABILITIES, OPERATIONS, PROSPECTS, OR RESULTS OF OPERATIONS OF THE BORROWER OR ANY OF THE SUBSIDIARIES;

            E.          ALL NECESSARY OR APPROPRIATE ACTIONS AND PROCEEDINGS
                  SHALL NOT HAVE BEEN TAKEN IN CONNECTION WITH, OR RELATING TO, THE LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED THEREBY, AND ALL DOCUMENTS INCIDENT THERETO SHALL NOT HAVE BEEN COMPLETED AND TENDERED FOR DELIVERY, IN SUBSTANCE AND FORM SATISFACTORY TO THE LENDER, INCLUDING, BUT NOT LIMITED TO, IF APPROPRIATE IN THE OPINION OF THE LENDER, THE LENDER'S FAILURE TO HAVE RECEIVED EVIDENCE THAT ALL NECESSARY APPROVALS FROM GOVERNMENTAL AGENCIES TO ENTER INTO THIS AGREEMENT AND TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED HEREIN HAVE BEEN RECEIVED;

            F.          THE LENDER SHALL NOT HAVE RECEIVED IN SUBSTANCE AND FORM
                  REASONABLY SATISFACTORY TO THE LENDER, ALL CERTIFICATES, AFFIDAVITS, SCHEDULES, RESOLUTIONS, OPINIONS, NOTES, AND OTHER DOCUMENTS WHICH ARE REQUIRED HEREUNDER, OR WHICH IT MAY REASONABLY REQUEST; OR

            G.          ANY OF THE PLEDGED SUBSIDIARY SHARES ARE SUBJECT TO ANY
                  LIEN, OTHER THAN IN FAVOR OF THE LENDER.

                         REPRESENTATIONS AND WARRANTIES

      To induce the Lender to make the Loans provided for herein, the Borrower hereby represents and warrants as set forth below.

      I. CORPORATE ORGANIZATION. THE BORROWER: (A) IS A CORPORATION DULY ORGANIZED VALIDLY EXISTING AND IN GOOD STANDING UNDER THE LAWS OF THE STATE OF NEVADA; (B) IS DULY QUALIFIED AS A FOREIGN CORPORATION AND IN GOOD STANDING IN ALL STATES IN WHICH IT IS DOING BUSINESS EXCEPT WHERE THE FAILURE TO SO QUALIFY WOULD NOT HAVE A MATERIAL ADVERSE EFFECT ON THE FINANCIAL CONDITION, BUSINESS, PROPERTIES,

            ASSETS, LIABILITIES, OPERATIONS, PROSPECTS, OR RESULTS OF OPERATIONS OF BORROWER; AND (C) HAS ALL REQUISITE POWER AND AUTHORITY, CORPORATE OR OTHERWISE, TO OWN, OPERATE AND LEASE ITS PROPERTIES AND TO CARRY ON ITS BUSINESS AS NOW BEING CONDUCTED AND AS PROPOSED TO BE CONDUCTED. BUSEY AND FIRST CAPITAL ARE DULY ORGANIZED, VALIDLY EXISTING AND CHARTERED UNDER THE LAWS OF ILLINOIS, AND HAVE ALL REQUISITE POWER AND AUTHORITY, CORPORATE OR OTHERWISE, TO OWN, OPERATE AND LEASE ITS PROPERTIES AND TO CARRY ON ITS BUSINESS AS NOW BEING CONDUCTED AND AS PROPOSED TO BE CONDUCTED. BUSEY FLORIDA IS DULY ORGANIZED, VALIDLY EXISTING AND CHARTERED UNDER THE OTS, AND HAS ALL REQUISITE POWER AND AUTHORITY, CORPORATE OR OTHERWISE, TO OWN, OPERATE AND LEASE ITS PROPERTIES AND TO CARRY ON ITS BUSINESS AS NOW BEING CONDUCTED AND AS PROPOSED TO BE CONDUCTED. THE DEPOSIT ACCOUNTS OF EACH OF THE BANK SUBSIDIARIES ARE FULLY INSURED BY THE FDIC. THE BORROWER AND EACH OF THE BANK SUBSIDIARIES HAVE MADE PAYMENT (ON A TIMELY BASIS) OF ALL FRANCHISE AND SIMILAR TAXES IN THE STATE OF NEVADA, THE STATE OF ILLINOIS, AND THE STATE OF FLORIDA AND IN ALL OF THE RESPECTIVE JURISDICTIONS IN WHICH THEY ARE INCORPORATED, CHARTERED OR QUALIFIED, EXCEPT FOR ANY SUCH TAXES: (A) WHERE THE FAILURE TO PAY SUCH TAXES WOULD NOT HAVE A MATERIAL ADVERSE EFFECT ON THE FINANCIAL CONDITION, BUSINESS, PROPERTIES, ASSETS, LIABILITIES, OPERATIONS, PROSPECTS, OR RESULTS OF OPERATIONS OF BORROWER OR ANY OF THE BANK SUBSIDIARIES; (B) THE VALIDITY OF WHICH IS BEING CONTESTED IN GOOD FAITH; AND (C) FOR WHICH PROPER RESERVES HAVE BEEN SET ASIDE ON THE BOOKS OF THE BORROWER OR THE BANK SUBSIDIARIES, AS THE CASE MAY BE.

      II.         CAPITAL STOCK OF THE BORROWER

            A.          SCHEDULE 3.2 CORRECTLY SETS FORTH: (i) THE STATE OR
                  STATES IN WHICH THE BORROWER CONDUCTS ITS BUSINESSES; AND (ii) A LIST OF ALL DIRECT AND INDIRECT SUBSIDIARIES OF THE BORROWER. EXCEPT AS OTHERWISE STATED IN SCHEDULE 3.2, THERE IS NO PLAN, AGREEMENT OR UNDERSTANDING PROVIDING FOR, OR CONTEMPLATING, THE ISSUANCE OF ANY ADDITIONAL SHARES OF CAPITAL STOCK OF THE BORROWER.

            B.          ALL OF THE OUTSTANDING CAPITAL STOCK OF THE BORROWER HAS
                  BEEN DULY AUTHORIZED, LEGALLY AND VALIDLY ISSUED, FULLY PAID AND NONASSESSABLE. NONE OF BORROWER'S CAPITAL STOCK HAS BEEN ISSUED IN VIOLATION OF ANY SHAREHOLDER'S PREEMPTIVE RIGHTS. EXCEPT AS OTHERWISE STATED IN SCHEDULE 3.2, THERE ARE, AS OF THE DATE HEREOF, NO OUTSTANDING OPTIONS, RIGHTS, WARRANTS OR OTHER AGREEMENTS OR INSTRUMENTS OBLIGATING THE BORROWER TO ISSUE, DELIVER OR SELL, OR CAUSE TO BE ISSUED, DELIVERED OR SOLD, ADDITIONAL SHARES OF THE CAPITAL STOCK OF THE BORROWER OR OBLIGATING THE BORROWER TO GRANT, EXTEND OR ENTER INTO

                  ANY SUCH AGREEMENT OR COMMITMENT.

      III.        CAPITAL STOCK OF THE BANK SUBSIDIARIES.

            A.          SCHEDULE 3.3 CORRECTLY SETS FORTH: (i) THE STATE OR
                  STATES IN WHICH EACH OF THE BANK SUBSIDIARIES CONDUCTS ITS RESPECTIVE BUSINESSES; AND (ii) A LIST OF EACH CLASS OF STOCK OF EACH OF THE BANK SUBSIDIARIES AS WELL AS THE OWNERS OF RECORD AND BENEFICIAL OWNERS THEREOF, INCLUDING THE NUMBER OF SHARES HELD BY EACH. EXCEPT AS OTHERWISE STATED IN SCHEDULE 3.3, THERE IS NO PLAN, AGREEMENT OR UNDERSTANDING PROVIDING FOR, OR CONTEMPLATING, THE ISSUANCE OF ANY ADDITIONAL SHARES OF CAPITAL STOCK OF ANY OF THE BANK SUBSIDIARIES.

            B.          ALL OF THE OUTSTANDING CAPITAL STOCK OF EACH OF THE BANK
                  SUBSIDIARIES, INCLUDING ALL OF THE PLEDGED SUBSIDIARY SHARES, HAVE BEEN DULY AUTHORIZED, LEGALLY AND VALIDLY ISSUED, FULLY PAID AND NONASSESSABLE, AND THE PLEDGED SUBSIDIARY SHARES ARE OWNED BY THE BORROWER, FREE AND CLEAR OF ALL LIENS, EXCEPT AS MAY EXIST FOR THE BENEFIT OF THE LENDER. NONE OF THE PLEDGED SUBSIDIARY SHARES HAVE BEEN ISSUED IN VIOLATION OF ANY SHAREHOLDER'S PREEMPTIVE RIGHTS. EXCEPT AS OTHERWISE STATED IN
                  SCHEDULE 3.3, THERE ARE, AS OF THE DATE HEREOF, NO OUTSTANDING OPTIONS, RIGHTS, WARRANTS OR OTHER AGREEMENTS OR INSTRUMENTS OBLIGATING THE BORROWER TO ISSUE, DELIVER OR SELL, OR CAUSE TO BE ISSUED, DELIVERED OR SOLD, ADDITIONAL SHARES OF THE CAPITAL STOCK OF ANY OF THE BANK SUBSIDIARIES, OR OBLIGATING THE BORROWER OR ANY OF THE BANK SUBSIDIARIES TO GRANT, EXTEND OR ENTER INTO ANY SUCH AGREEMENT OR COMMITMENT.

      IV. MARGIN SECURITIES. THE BORROWER DOES NOT OWN ANY "MARGIN SECURITY" AS SUCH TERM IS DEFINED IN REGULATION G OF THE FRB.

      V.          FINANCIAL STATEMENTS.

            A.          THE BORROWER HAS DELIVERED TO THE LENDER: (i) COPIES OF
                  THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS OF THE BORROWER AS OF AND FOR THE YEAR OR OTHER PERIOD ENDING DECEMBER 31, 2003 AND THE RELATED STATEMENTS OF INCOME AND CASH FLOWS FOR THE 12-MONTH PERIOD THEN-ENDING, AUDITED BY MCGLADREY & PULLEN ("MCGLADREY"), ITS CERTIFIED PUBLIC ACCOUNTANTS AND FOR THE THREE MONTH PERIOD ENDING MARCH 31, 2004 (THE "FINANCIAL STATEMENTS"); (ii) COPIES OF THE ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") FOR THE PERIOD ENDING DECEMBER 31, 2003; (iii) COPIES OF THE QUARTERLY REPORT ON FORM 10-Q FILED WITH THE SEC FOR THE PERIOD ENDING MARCH 31, 2004 (THE ANNUAL AND QUARTERLY REPORTS BEING COLLECTIVELY REFERRED TO AS THE "SEC REPORTS") THE FINANCIAL STATEMENTS HAVE BEEN PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP") APPLIED ON A BASIS

                  CONSISTENT WITH PRIOR PERIODS. SINCE MARCH 31, 2004, THERE HAS BEEN NO ADVERSE CHANGE IN THE FINANCIAL CONDITION, BUSINESS, PROPERTIES, ASSETS, LIABILITIES, OPERATIONS, PROSPECTS, OR RESULTS OF OPERATIONS OF THE BORROWER OR ANY OF ITS SUBSIDIARIES.

            B.          THE BORROWER HAS DELIVERED TO THE LENDER COPIES OF ALL
                  CALL REPORTS FILED BY BUSEY, BUSEY FLORIDA, AND FIRST CAPITAL BANK FOR THE PERIOD ENDING DECEMBER 31, 2003 AND COPIES OF FORM FRY-9C FILINGS FILED BY THE BORROWER AND FIRST CAPITAL BANCSHARES FOR THE PERIOD ENDING DECEMBER 31, 2003 (SUCH CALL REPORTS AND FORMS FRY-9C, TOGETHER WITH THE FINANCIAL STATEMENTS, COLLECTIVELY, THE "REPORTS"). ALL OF THE REPORTS AND THE SEC REPORTS ARE TRUE, ACCURATE, AND COMPLETE AND ARE IN ACCORDANCE WITH THE RESPECTIVE BOOKS OF ACCOUNT AND RECORDS OF THE BORROWER AND ITS SUBSIDIARIES, AND HAVE BEEN PREPARED IN ACCORDANCE WITH APPLICABLE BANKING REGULATIONS, RULES AND GUIDELINES ON A BASIS CONSISTENT WITH PRIOR PERIODS, AND FAIRLY AND ACCURATELY PRESENT THE FINANCIAL CONDITION, BUSINESS, PROPERTIES, ASSETS, LIABILITIES, OPERATIONS, PROSPECTS, AND RESULTS OF OPERATIONS OF THE BORROWER AND ITS SUBSIDIARIES AS OF THEIR RESPECTIVE DATES. THE REPORTS AND THE SEC REPORTS CONTAIN AND REFLECT ADEQUATE PROVISIONS FOR TAXES, RESERVES AND OTHER LIABILITIES OF THE BORROWER AND ITS BANK SUBSIDIARIES IN ACCORDANCE WITH GAAP. NEITHER THE BORROWER NOR ANY OF THE BANK SUBSIDIARIES HAS ANY MATERIAL DEBT, LIABILITY OR OBLIGATION OF ANY NATURE (WHETHER ACCRUED, CONTINGENT, ABSOLUTE OR OTHERWISE) THAT IS NOT PROVIDED FOR OR DISCLOSED IN THE REPORTS AND THE SEC REPORTS.

      VI.         TITLE TO PROPERTIES.

            A.          THE BORROWER AND EACH OF THE BANK SUBSIDIARIES HAS,
                  RESPECTIVELY, GOOD AND MARKETABLE FEE TITLE TO ALL REAL PROPERTY, AND GOOD AND MARKETABLE TITLE TO ALL OTHER PROPERTY AND ASSETS REFLECTED IN THE REPORTS, EXCLUDING: (i) REAL PROPERTY AND OTHER PROPERTIES AND ASSETS ACQUIRED AND/OR BEING ACQUIRED FROM DEBTORS IN FULL OR PARTIAL SATISFACTION OF OBLIGATIONS OWED TO ANY OF THE BANK SUBSIDIARIES; (ii) PROPERTY OR OTHER ASSETS LEASED BY THE BORROWER OR ANY OF THE BANK SUBSIDIARIES; AND (iii) PROPERTY AND ASSETS SOLD OR OTHERWISE DISPOSED OF SUBSEQUENT TO THE DATE OF SUCH REPORTS. ALL PROPERTY AND ASSETS OF ANY KIND (REAL OR PERSONAL, TANGIBLE OR INTANGIBLE) OF THE BORROWER AND EACH OF THE BANK SUBSIDIARIES ARE FREE AND CLEAR FROM ANY AND ALL LIENS AND DEFECTS IN TITLE, EXCEPT FOR ANY LIENS GRANTED HEREWITH OR PREVIOUSLY BY THE BORROWER TO THE LENDER. EXCEPT AS IDENTIFIED IN SCHEDULE 3.6, NO FINANCING STATEMENT UNDER THE UNIFORM COMMERCIAL CODE THAT NAMES THE BORROWER OR ANY OF THE BANK SUBSIDIARIES HAS BEEN FILED, AND NEITHER THE BORROWER NOR ANY OF THE BANK SUBSIDIARIES HAS SIGNED ANY FINANCING STATEMENT OR ANY SECURITY AGREEMENT AUTHORIZING ANY SECURED PARTY THEREUNDER TO FILE ANY SUCH FINANCING

                  STATEMENT.

            B.          THE BORROWER AND EACH OF THE BANK SUBSIDIARIES ENJOYS
                  PEACEFUL AND UNDISTURBED POSSESSION UNDER ALL OF THE LEASES COVERING ALL PROPERTY AND OTHER ASSETS LEASED BY BORROWER AND EACH OF THE BANK SUBSIDIARIES, AS APPLICABLE (ALL OF WHICH PERMIT THE CUSTOMARY OPERATIONS OF THE BORROWER AND EACH OF THE BANK SUBSIDIARIES, AS APPLICABLE). NONE OF SUCH LEASES IS IN MATERIAL DEFAULT AND NO EVENT HAS OCCURRED WHICH WITH THE PASSAGE OF TIME OR THE GIVING OF NOTICE, OR BOTH, WOULD CONSTITUTE A MATERIAL DEFAULT UNDER ANY THEREOF.

      VII. TRANSACTION IS LEGAL AND AUTHORIZED. THE BORROWING OF THE PRINCIPAL AMOUNT OF THE LOANS, THE EXECUTION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND COMPLIANCE BY THE BORROWER WITH ALL OF THE PROVISIONS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE WITHIN THE CORPORATE AND OTHER POWERS OF THE BORROWER. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS HAVE BEEN DULY AUTHORIZED, EXECUTED AND DELIVERED, AND ARE LEGAL, VALID AND BINDING OBLIGATIONS OF THE BORROWER, ENFORCEABLE IN ACCORDANCE WITH THEIR TERMS.

      VIII. NO DEFAULTS OR RESTRICTIONS. NEITHER THE EXECUTION AND DELIVERY OF THE LOAN DOCUMENTS NOR COMPLIANCE WITH THEIR RESPECTIVE TERMS AND CONDITIONS WILL: (A) CONFLICT WITH, OR RESULT IN A BREACH OF, OR CONSTITUTE A DEFAULT UNDER: (I) ANY OF THE TERMS, OBLIGATIONS, COVENANTS, CONDITIONS OR PROVISIONS OF ANY CORPORATE RESTRICTION OR OF ANY INDENTURE, MORTGAGE, DEED OF TRUST, PLEDGE, BANK LOAN, CREDIT AGREEMENT, CORPORATE CHARTER, BYLAW OR ANY OTHER AGREEMENT, DOCUMENT, OR INSTRUMENT TO WHICH THE BORROWER OR ANY OF THE BANK SUBSIDIARIES IS A PARTY OR BY WHICH ANY OF THEM OR ANY OF THEIR PROPERTIES OR ASSETS MAY BE BOUND OR AFFECTED; OR (II) ANY JUDGMENT, ORDER, WRIT, INJUNCTION, DECREE OR DEMAND OF ANY COURT, ARBITRATOR, GRAND JURY, OR GOVERNMENTAL AGENCY; OR (B) RESULT IN THE CREATION OR IMPOSITION OF ANY LIEN UPON ANY PROPERTY OR ASSET OF THE BORROWER OR ANY OF THE BANK SUBSIDIARIES UNDER THE TERMS OR PROVISIONS OF ANY OF THE FOREGOING. NEITHER THE BORROWER NOR ANY OF THE BANK SUBSIDIARIES IS IN DEFAULT IN THE PERFORMANCE, OBSERVANCE OR FULFILLMENT OF ANY OF THE TERMS, OBLIGATIONS, COVENANTS, CONDITIONS OR PROVISIONS CONTAINED IN ANY INDENTURE, INSTRUMENT, OR OTHER AGREEMENT CREATING, EVIDENCING OR SECURING INDEBTEDNESS OF ANY KIND OR PURSUANT TO WHICH ANY SUCH INDEBTEDNESS IS ISSUED, OR OTHER AGREEMENT OR INSTRUMENT TO WHICH THE BORROWER OR ANY OF THE BANK SUBSIDIARIES IS A PARTY OR BY WHICH THE BORROWER OR ANY OF THE BANK SUBSIDIARIES OR THEIR PROPERTIES MAY BE BOUND OR AFFECTED.

      IX. GOVERNMENTAL CONSENT. NO GOVERNMENTAL ORDERS, PERMISSIONS, CONSENTS, APPROVALS OR AUTHORIZATIONS ARE REQUIRED TO BE OBTAINED BY THE BORROWER OR ANY OF THE BANK SUBSIDIARIES, AND NO REGISTRATIONS OR DECLARATIONS ARE REQUIRED TO BE FILED BY THE BORROWER OR ANY OF THE BANK SUBSIDIARIES IN CONNECTION WITH, OR CONTEMPLATION OF, THE EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, OR THE CONSUMMATION OF THE TRANSACTION CONTEMPLATED THEREBY.

      X. TAXES. THE BORROWER AND EACH OF THE BANK SUBSIDIARIES HAS FILED ON A TIMELY BASIS ALL UNITED STATES INCOME TAX RETURNS AND ALL STATE AND MUNICIPAL TAX RETURNS WHICH ARE REQUIRED TO BE FILED, AND HAVE PAID ON A TIMELY BASIS, OR MADE ADEQUATE PROVISION FOR THE PAYMENT OF, ALL TAXES WHICH HAVE BECOME DUE PURSUANT TO SAID RETURNS OR PURSUANT TO ANY ASSESSMENT RECEIVED BY THE BORROWER OR ANY OF THE BANK SUBSIDIARIES, EXCEPT SUCH TAXES, IF ANY, AS ARE BEING CONTESTED IN GOOD FAITH AND AS TO WHICH ADEQUATE RESERVES HAVE BEEN PROVIDED ON THE FINANCIAL STATEMENTS. EXCEPT AS OTHERWISE DISCLOSED TO LENDER, THE BORROWER IS UNAWARE OF ANY AUDIT, ASSESSMENT OR OTHER PROPOSED ACTION OR INQUIRY OF THE INTERNAL REVENUE SERVICE WITH RESPECT TO THE UNITED STATES INCOME TAX LIABILITY OF THE BORROWER OR ANY OF THE BANK SUBSIDIARIES. TO THE BEST OF THE BORROWER'S KNOWLEDGE, THE BORROWER AND EACH OF THE BANK SUBSIDIARIES HAVE WITHHELD AMOUNTS FROM THEIR EMPLOYEES, SHAREHOLDERS OR HOLDERS OF PUBLIC DEPOSIT ACCOUNTS IN FULL AND COMPLETE COMPLIANCE WITH THE TAX WITHHOLDING PROVISIONS OF APPLICABLE FEDERAL, STATE AND LOCAL LAWS AND EACH HAS FILED ALL FEDERAL, STATE AND LOCAL RETURNS AND REPORTS FOR ALL YEARS FOR WHICH ANY SUCH RETURN OR REPORT WOULD BE DUE WITH RESPECT TO EMPLOYEE INCOME TAX WITHHOLDING, SOCIAL SECURITY, UNEMPLOYMENT TAXES, INCOME AND OTHER TAXES AND ALL PAYMENTS OR DEPOSITS WITH RESPECT TO SUCH TAXES HAVE BEEN MADE WITHIN THE TIME PERIOD REQUIRED BY LAW.

      XI. COMPLIANCE WITH LAW. THE BORROWER AND EACH OF THE BANK SUBSIDIARIES HAVE COMPLIED WITH ALL APPLICABLE STATUTES, RULES, REGULATIONS, ORDERS AND RESTRICTIONS OF ANY DOMESTIC OR FOREIGN GOVERNMENT OR ANY INSTRUMENTALITY OR AGENCY THEREOF, HAVING JURISDICTION OVER THE CONDUCT OF THEIR RESPECTIVE BUSINESSES OR THE OWNERSHIP OF THEIR RESPECTIVE PROPERTIES AND ASSETS, EXCEPT WHERE ANY SUCH FAILURE TO COMPLY WOULD NOT MATERIALLY AND ADVERSELY AFFECT THE FINANCIAL CONDITION, BUSINESS, PROPERTIES, ASSETS, LIABILITIES, OPERATIONS, PROSPECTS, OR RESULTS OF OPERATIONS OF THE BORROWER OR ANY OF THE BANK SUBSIDIARIES.

      XII. RESTRICTIONS ON THE BORROWER. NEITHER THE BORROWER NOR ANY OF THE BANK SUBSIDIARIES IS A PARTY, OR IS BOUND BY, ANY CONTRACT OR AGREEMENT OR INSTRUMENT, OR SUBJECT TO ANY CHARTER OR OTHER CORPORATE RESTRICTION THAT WOULD MATERIALLY AND ADVERSELY AFFECT ITS FINANCIAL CONDITION, BUSINESS, PROPERTIES, ASSETS, LIABILITIES, OPERATIONS, PROSPECTS, OR RESULTS OF OPERATIONS.

      XIII. ERISA. ALL EMPLOYEE BENEFIT PLANS (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) ESTABLISHED OR MAINTAINED BY THE BORROWER OR ANY ERISA AFFILIATE (AS DEFINED IN THIS SECTION XIII) OR TO WHICH THE BORROWER OR ANY ERISA AFFILIATE CONTRIBUTES ARE IN MATERIAL COMPLIANCE WITH APPLICABLE REQUIREMENTS OF ERISA, AND ARE IN MATERIAL COMPLIANCE WITH APPLICABLE REQUIREMENTS (INCLUDING QUALIFICATION AND NON-DISCRIMINATION REQUIREMENTS) OF THE CODE FOR OBTAINING THE TAX BENEFITS THE CODE THEREUPON PERMITS WITH RESPECT TO SUCH PLANS. EACH EMPLOYEE BENEFIT PLAN WHICH IS A GROUP HEALTH PLAN (WITHIN THE MEANING OF SECTION 5000(B)(1) OF THE CODE) COMPLIES WITH AND HAS BEEN MAINTAINED AND OPERATED IN MATERIAL COMPLIANCE WITH EACH OF THE REQUIREMENTS OF SECTION 4980B OF THE CODE. NEITHER THE BORROWER NOR ANY ERISA AFFILIATE HAS FAILED TO MAKE ANY CONTRIBUTIONS OR TO PAY ANY AMOUNTS WITH RESPECT TO ANY EMPLOYEE BENEFIT PLAN OR ERISA OR ANY OTHER APPLICABLE LAW. NO "REPORTABLE EVENT" OR "PROHIBITED TRANSACTION," AS DEFINED IN ERISA, HAS OCCURRED AND IS CONTINUING AS TO ANY EMPLOYEE BENEFIT PLAN AND NO EXCISE TAXES HAVE BEEN INCURRED OR SECURITY IS REQUIRED WITH RESPECT TO ANY EMPLOYEE BENEFIT PLAN. EXCEPT AS SET FORTH IN SCHEDULE 3.13, NO EMPLOYEE BENEFIT PLAN HAS, OR AS OF THE CLOSING DATE WILL HAVE, ANY AMOUNT OF UNFUNDED BENEFIT LIABILITIES (AS DEFINED IN SECTION 4001(A)(18) OF ERISA) FOR WHICH THE BORROWER OR ANY ERISA AFFILIATE COULD BE LIABLE TO ANY PERSON UNDER TITLE IV OF ERISA IF ANY SUCH PLAN WERE TERMINATED. ALL EMPLOYEE BENEFIT PLANS ARE FUNDED IN ACCORDANCE WITH SECTION 412 OF THE CODE (IF APPLICABLE). THERE WOULD BE NO OBLIGATIONS UNDER TITLE IV OF ERISA RELATING TO ANY EMPLOYEE BENEFIT PLAN THAT IS A MULTIEMPLOYER PLAN IF ANY SUCH PLAN WERE TERMINATED OR IF THE BORROWER OR ANY ERISA AFFILIATE WITHDREW FROM ANY SUCH PLAN.

      XIV. NO MATERIAL ADVERSE CHANGE. SINCE DECEMBER 31, 2003, NEITHER THE FINANCIAL CONDITION, BUSINESS, PROPERTIES, ASSETS, LIABILITIES, OPERATIONS, PROSPECTS, OR RESULTS OF OPERATIONS OF THE BORROWER OR ANY OF THE BANK SUBSIDIARIES HAVE BEEN MATERIALLY AND ADVERSELY AFFECTED IN ANY MANNER, INCLUDING, WITHOUT LIMITATION, AS A RESULT OF FIRE, EXPLOSION, ACCIDENT, ACT OF GOD, STRIKE, LOCKOUT, FLOOD, DROUGHT, STORM, EARTHQUAKE, COMBINATION OF WORKMEN OR OTHER

            LABOR DISTURBANCE, RIOT, ACTIVITY OF ARMED FORCES OR OF THE PUBLIC ENEMY, EMBARGO, OR NATIONALIZATION, CONDEMNATION, REQUISITION OR TAKING OF PROPERTY, OR CANCELLATION OR MODIFICATION OF CONTRACTS, BY ANY DOMESTIC OR FOREIGN GOVERNMENT OR ANY INSTRUMENTALITY OR AGENCY THEREOF. SINCE DECEMBER 31, 2003, THERE HAVE BEEN NO MATERIAL CHANGES IN THE PROPERTIES, ASSETS, LIABILITIES, OR CONDITION, FINANCIAL OR OTHERWISE, OF THE BORROWER OR ANY OF THE BANK SUBSIDIARIES OTHER THAN CHANGES ARISING FROM TRANSACTIONS IN THE ORDINARY COURSE OF BUSINESS, NONE OF WHICH HAS BEEN MATERIALLY ADVERSE, WHETHER IN THE ORDINARY COURSE OF BUSINESS OR OTHERWISE.

      XV. RESERVE FOR POSSIBLE LOAN AND LEASE LOSSES. THE RESERVES FOR POSSIBLE LOAN AND LEASE LOSSES SHOWN IN THE REPORTS ARE ADEQUATE IN ALL RESPECTS TO PROVIDE FOR LOSSES, NET OF RECOVERIES RELATING TO LOANS PREVIOUSLY CHARGED OFF, ON LOANS AND LEASES OUTSTANDING AND CONTAIN AN ADDITIONAL AMOUNT OF UNALLOCATED RESERVES FOR UNANTICIPATED FUTURE LOSSES AT LEVELS CONSIDERED ADEQUATE BASED UPON GENERALLY ACCEPTED SAFE AND SOUND BANKING PRACTICES, AS OF THE DATE OF SUCH REPORTS. THE AGGREGATE PRINCIPAL AMOUNT OF LOANS CONTAINED IN THE LOAN PORTFOLIOS OF EACH OF THE BANK SUBSIDIARIES IN EXCESS OF THE CORRESPONDING RESERVE IS FULLY COLLECTIBLE.

      XVI. REGULATORY ENFORCEMENT ACTIONS. NEITHER THE BORROWER NOR ANY OF THE BANK SUBSIDIARIES OR ANY OF THEIR RESPECTIVE OFFICERS OR DIRECTORS IS NOW OPERATING UNDER ANY RESTRICTIONS, AGREEMENTS, MEMORANDA, OR COMMITMENTS (OTHER THAN RESTRICTIONS OF GENERAL APPLICATION) IMPOSED BY ANY GOVERNMENTAL AGENCY, NOR ARE ANY SUCH RESTRICTIONS AGREEMENTS, MEMORANDA OR COMMITMENTS THREATENED OR BEING SOUGHT BY ANY GOVERNMENTAL AGENCY.

      XVII. HAZARDOUS MATERIALS. NEITHER THE BORROWER NOR ANY HM SUBSIDIARY (AS SUCH TERM IS DEFINED IN THIS SECTION XVII) OF BORROWER IS IN VIOLATION OF ANY APPLICABLE STATUTE, REGULATION, ORDINANCE OR POLICY OF ANY GOVERNMENTAL ENTITY RELATING TO THE ECOLOGY, HUMAN HEALTH, SAFETY OR THE ENVIRONMENT AND NO HAZARDOUS MATERIAL (AS SUCH TERM IS DEFINED IN THIS SECTION XVII) IS LOCATED ON ANY REAL PROPERTY OWNED OR LEASED BY THE BORROWER OR ANY HM SUBSIDIARY OR HAS BEEN DISCHARGED FROM OR TO, OR PENETRATED INTO, ANY REAL PROPERTY (OR SURFACE OR SUBSURFACE RIVERS OR STREAMS CROSSING OR ADJOINING ANY REAL PROPERTY) OWNED OR LEASED BY THE BORROWER OR ANY HM SUBSIDIARY OF BORROWER OR THE AQUIFER UNDERLYING ANY REAL PROPERTY OWNED OR LEASED BY THE BORROWER OR ANY HM SUBSIDIARY OF BORROWER. "HAZARDOUS MATERIAL" AS USED HEREIN MEANS ANY ASBESTOS, POLYCHLORINATED BYPHENYLS AND PETROLEUM PRODUCTS, SOLID

            WASTES, UREAFORMALDEHYDE, DISCHARGES OF SEWER OR EFFLUENT, PAINT CONTAINING LEAD AND ANY OTHER HAZARDOUS OR TOXIC MATERIAL, SUBSTANCE OR WASTE WHICH IS DEFINED, DETERMINED OR IDENTIFIED BY THOSE OR SIMILAR TERMS OR IS REGULATED AS SUCH UNDER ANY STATUTE, LAW, ORDINANCE, RULE OR REGULATION OR BY ANY LOCAL, STATE OR FEDERAL AUTHORITY (WHETHER AS THE RESULT OF ANY JUDICIAL OR ADMINISTRATIVE INTERPRETATION OF ANY SUCH STATUTE, LAW, ORDINANCE, RULE OR REGULATION OR OTHERWISE) INCLUDING, WITHOUT LIMITATION, ANY MATERIAL, SUBSTANCE OR WASTE WHICH IS A HAZARDOUS SUBSTANCE WITHIN THE MEANING OF 33 U.S.C. Section 1251 ET SEQ., AS AMENDED, OR 42 U.S.C. Section 9601 ET SEQ., AS AMENDED, OR IS A HAZARDOUS WASTE WITHIN THE MEANING OF 42 U.S.C. Section 6901 ET SEQ., AS AMENDED. "HM SUBSIDIARY" SHALL MEAN AS TO ANY PERSON (AS SUCH TERM IS DEFINED IN THIS SECTION XVII): (A) ANY CORPORATION MORE THAN TWENTY-FIVE PERCENT (25%) OF WHOSE STOCK OF ANY CLASS OR CLASSES HAVING BY THE TERMS THEREOF ORDINARY VOTING POWER TO ELECT A MAJORITY OF THE DIRECTORS OF SUCH CORPORATION (WITHOUT REGARD TO WHETHER AT THE TIME STOCK OF ANY CLASS OR CLASSES OF SUCH CORPORATION SHALL HAVE OR MIGHT HAVE VOTING POWER BY REASON OF THE HAPPENING OF ANY CONTINGENCY) IS AT THE TIME OWNED BY SUCH PERSON AND/OR ONE OR MORE HM SUBSIDIARIES OF SUCH PERSON; (B) ANY PARTNERSHIP, ASSOCIATION, JOINT VENTURE OR OTHER ENTITY IN WHICH SUCH PERSON AND/OR ONE OR MORE HM SUBSIDIARIES OF SUCH PERSON HAS MORE THAN A TWENTY-FIVE PERCENT (25%) EQUITY INTEREST AT THE TIME; OR (C) ANY PERSON WHICH IS AT THE TIME CONTROLLED, DIRECTLY OR INDIRECTLY, THROUGH EITHER:
            (I) THAT PERSON BEING A BORROWER OF ANY OF THE BANK SUBSIDIARIES, AND ANY OF THE BANK SUBSIDIARIES, AS THAT PERSON'S LENDER, ACTUALLY INFLUENCING OR ALTERING SUCH PERSON'S PROCEDURES, METHODS OR ACTIONS RELATING TO THE USE, HANDLING, GENERATION, TRANSPORTATION, STORAGE, TREATMENT OR DISPOSAL OF HAZARDOUS MATERIALS; OR (II) COMMON DIRECTORS, OFFICERS OR EMPLOYEES, BY THAT PERSON OR ONE OR MORE OF THE OTHER HM SUBSIDIARIES OF THAT PERSON OR A COMBINATION THEREOF.

     XVIII.       PENDING LITIGATION. EXCEPT AS OTHERWISE DISCLOSED IN SCHEDULE
            3.18: (I) THERE ARE NO ACTIONS, SUITS, PROCEEDINGS OR WRITTEN AGREEMENTS PENDING, OR, TO THE BEST KNOWLEDGE OF THE BORROWER, THREATENED OR PROPOSED, AGAINST THE BORROWER OR ANY OF THE BANK SUBSIDIARIES, AT LAW OR IN EQUITY, OR BEFORE OR BY ANY FEDERAL, STATE, MUNICIPAL, OR OTHER GOVERNMENTAL DEPARTMENT, COMMISSION, BOARD, OR OTHER ADMINISTRATIVE AGENCY, DOMESTIC OR FOREIGN, THAT, EITHER SEPARATELY OR IN THE AGGREGATE, WOULD MATERIALLY AND ADVERSELY AFFECT THE FINANCIAL CONDITION, BUSINESS, PROPERTIES, ASSETS, LIABILITIES, OPERATIONS, PROSPECTS, OR RESULTS OF OPERATIONS OF THE BORROWER OR ANY OF THE BANK SUBSIDIARIES; AND (II) NEITHER THE BORROWER NOR ANY OF THE BANK SUBSIDIARIES IS IN DEFAULT WITH RESPECT TO ANY ORDER,

            WRIT, INJUNCTION, OR DECREE OF, OR ANY WRITTEN AGREEMENT WITH, ANY COURT, COMMISSION, BOARD OR AGENCY, DOMESTIC OR FOREIGN, THAT, EITHER SEPARATELY OR IN THE AGGREGATE, WOULD MATERIALLY AND ADVERSELY AFFECT THE FINANCIAL CONDITION, BUSINESS, PROPERTIES, ASSETS, LIABILITIES, OPERATIONS, PROSPECTS, OR RESULTS OF OPERATIONS OF THE BORROWER OR ANY OF THE BANK SUBSIDIARIES.

      XIX. INVESTMENT COMPANY ACT. THE BORROWER IS NOT AN "INVESTMENT COMPANY" OR A COMPANY "CONTROLLED" BY AN "INVESTMENT COMPANY," WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

      XX. NO BURDENSOME AGREEMENTS. NEITHER THE BORROWER NOR ANY OF THE BANK SUBSIDIARIES IS A PARTY TO ANY AGREEMENT, INSTRUMENT OR UNDERTAKING OR SUBJECT TO ANY OTHER RESTRICTION: (A) WHICH PRESENTLY HAS A MATERIAL ADVERSE AFFECT UPON THE FINANCIAL CONDITION, BUSINESS, PROPERTIES, ASSETS, LIABILITIES, OPERATIONS, PROSPECTS, OR RESULTS OF OPERATIONS OF THE BORROWER OR ANY OF THE BANK SUBSIDIARIES.

      XXI. SOLVENCY. AFTER GIVING EFFECT TO THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE BORROWER AND EACH OF THE BANK SUBSIDIARIES HAVE CAPITAL SUFFICIENT TO CARRY ON THEIR RESPECTIVE BUSINESSES AND TRANSACTIONS AS CURRENTLY CONDUCTED AND AS PRESENTLY PROPOSED TO BE CONDUCTED, AND EACH IS SOLVENT AND ABLE TO PAY ITS DEBTS AS THEY MATURE. NO TRANSFER OF PROPERTY OR ASSETS IS BEING MADE AND NO INDEBTEDNESS IS BEING INCURRED IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT WITH THE INTENT TO HINDER, DELAY OR DEFRAUD EITHER PRESENT OR FUTURE CREDITORS OF THE BORROWER OR ANY OF THE BANK SUBSIDIARIES.

      XXII. CORPORATE NAMES. THE BORROWER HAS NO ASSUMED CORPORATE NAMES AND IS NOT DOING BUSINESS UNDER ANY NAME OTHER THAN "FIRST BUSEY CORPORATION."

      XXIII.      NO MISSTATEMENT. NO INFORMATION, EXHIBIT, REPORT OR DOCUMENT
            FURNISHED BY THE BORROWER TO THE LENDER IN CONNECTION WITH THE NEGOTIATION OR EXECUTION OF THIS AGREEMENT OR THE MAKING OF ANY LOAN CONTAINS ANY UNTRUE STATEMENT OF A MATERIAL FACT, OR OMITS TO STATE A MATERIAL FACT OR ANY FACT NECESSARY TO MAKE THE STATEMENTS CONTAINED THEREIN NOT MISLEADING IN LIGHT OF THE CIRCUMSTANCES WHEN MADE OR FURNISHED TO THE LENDER.

      Each Loan made pursuant to a request by Borrower shall be deemed to constitute a representation and warranty by Borrower to Lender that each of the representations and warranties of Borrower contained in this Agreement is true, accurate, and complete as of the date of such Loan with the same force and effect as though made on the date of such Loan.

                                    COVENANTS

I. NEGATIVE COVENANTS. THE BORROWER AGREES THAT UNTIL THE BORROWER SATISFIES ALL OF ITS OBLIGATIONS TO THE LENDER, INCLUDING, BUT NOT LIMITED TO, ITS OBLIGATIONS TO PAY IN FULL ALL OF THE BORROWER'S LIABILITIES, THE BORROWER SHALL NOT ITSELF, NOR SHALL THE BORROWER CAUSE, PERMIT OR ALLOW ANY BANK SUBSIDIARY TO:

      A. CREATE, ASSUME, INCUR, HAVE OUTSTANDING, OR IN ANY MANNER BECOME LIABLE IN RESPECT OF ANY INDEBTEDNESS, GREATER THAN $5,000,000.00, OTHER THAN TO LENDER OR, WITH RESPECT TO ANY OF THE BANK SUBSIDIARIES, IN THE ORDINARY COURSE OF BUSINESS AND IN ACCORDANCE WITH APPLICABLE LAWS AND REGULATIONS AND SAFE AND SOUND BANKING PRACTICES;

      B. CREATE, ASSUME, INCUR, SUFFER OR PERMIT TO EXIST ANY MORTGAGE, PLEDGE, DEED OF TRUST, ENCUMBRANCE (INCLUDING THE LIEN OR RETAINED SECURITY TITLE OF A CONDITIONAL VENDOR), OR LIEN UPON OR WITH RESPECT TO ANY OF THEIR REAL OR PERSONAL PROPERTY, INCLUDING, WITHOUT LIMITATION, ANY CAPITAL STOCK OWNED BY BORROWER OR ANY OF THE BANK SUBSIDIARIES, WHETHER OWNED AT THE DATE HEREOF OR HEREAFTER ACQUIRED, OR ASSIGN OR OTHERWISE CONVEY ANY RIGHT TO RECEIVE INCOME, EXCEPT ONLY: (i) LIENS FOR TAXES, ASSESSMENTS OR OTHER GOVERNMENTAL CHARGES FOR THE THEN CURRENT YEAR OR WHICH ARE NOT YET DUE OR DELINQUENT; AND (ii) IN THE CASE OF ANY OF THE BANK SUBSIDIARIES, LIENS INCURRED IN THE ORDINARY COURSE OF THE BUSINESS OF BANKING OPERATIONS AND IN ACCORDANCE WITH APPLICABLE LAWS AND REGULATIONS AND SAFE AND SOUND BANKING PRACTICES; AND (iii) ANY LIEN GRANTED BY THE BORROWER TO THE LENDER;

      C. DISPOSE OF BY SALE, ASSIGNMENT, LEASE OR OTHERWISE, PROPERTY OR ASSETS NOW OWNED OR HEREAFTER ACQUIRED IF SUCH PROPERTY OR ASSETS PLUS ALL OTHER PROPERTIES AND ASSETS SOLD, LEASED, TRANSFERRED OR OTHERWISE DISPOSED OF DURING THE 12-MONTH PERIOD ENDING ON THE DATE OF SUCH SALE, LEASE OR OTHER DISPOSITION SHALL HAVE AN AGGREGATE VALUE OF MORE THAN TEN PERCENT (10%) OF THE CONSOLIDATED ASSETS OF THE BORROWER AS REFLECTED IN THE MOST RECENT BALANCE SHEET DELIVERED TO THE LENDER PURSUANT TO SECTION II.A.1, EXCEPT THAT ANY OF THE BANK SUBSIDIARIES MAY DISPOSE OF ITS PROPERTY OR ASSETS TO THE BORROWER OR SELL RESIDENTIAL MORTGAGE LOANS IN THE ORDINARY COURSE OF ITS BANKING BUSINESS AND CONSISTENT WITH SAFE AND SOUND BANKING PRACTICES;

      D. BECOME A GUARANTOR, SURETY OR OTHERWISE LIABLE FOR THE DEBTS OR OTHER OBLIGATIONS OF ANY OTHER PERSON, OTHER THAN AS IT RELATES TO

            BORROWER'S ESOP;

      E. PURCHASE THE PROPERTIES OR ASSETS OF, MERGE WITH OR INTO OR CONSOLIDATE WITH OR INTO, ANY OTHER PERSON WITHOUT THE PRIOR WRITTEN CONSENT OF THE LENDER, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD;

      F. MAKE ANY LOANS OR ADVANCES, WHETHER SECURED OR UNSECURED, TO ANY PERSON, OTHER THAN LOANS OR ADVANCES MADE BY ANY OF THE BANK SUBSIDIARIES IN THE ORDINARY COURSE OF BUSINESS AND IN ACCORDANCE WITH APPLICABLE LAWS AND REGULATIONS AND SAFE AND SOUND BANKING PRACTICES;

      G. ENGAGE IN ANY BUSINESS OR ACTIVITY NOT PERMITTED BY ALL APPLICABLE LAWS AND REGULATIONS, INCLUDING WITHOUT LIMITATION, THE BANK HOLDING COMPANY ACT OF 1956, AS AMENDED, THE ILLINOIS BANKING ACT, AS AMENDED ("IBA"), THE NEVADA BANKING ACT, AS AMENDED ("NBA"), THE NATIONAL BANK ACT, AS AMENDED, THE FEDERAL DEPOSIT INSURANCE ACT, AS AMENDED ("FDI ACT"), AND ANY REGULATIONS PROMULGATED THEREUNDER;

      H. MAKE ANY LOAN OR ADVANCE SECURED BY THE CAPITAL STOCK OF ANOTHER BANK OR DEPOSITORY INSTITUTION, OR ACQUIRE THE CAPITAL STOCK, ASSETS OR OBLIGATIONS OF, OR ANY INTEREST IN, ANOTHER BANK OR DEPOSITORY INSTITUTION, IN EACH CASE OTHER THAN IN THE ORDINARY COURSE OF BUSINESS AND IN ACCORDANCE WITH APPLICABLE LAWS AND REGULATIONS AND SAFE AND SOUND BANKING PRACTICES;

      I.          DIRECTLY OR INDIRECTLY CREATE, ASSUME, INCUR, SUFFER OR
            PERMIT TO EXIST ANY LIEN ON THE PLEDGED SUBSIDIARY SHARES OR ANY OTHER STOCK OWNED BY BORROWER OR ANY OF THE SUBSIDIARIES, EXCEPT FOR ANY SECURITY INTEREST GRANTED HEREWITH OR PREVIOUSLY BY THE BORROWER TO THE LENDER.

      J. SELL, TRANSFER, ISSUE, REISSUE, EXCHANGE OR GRANT ANY OPTION OR OTHER ACQUISITION RIGHT WITH RESPECT TO ANY PLEDGED SUBSIDIARY SHARES;

      K. BREACH OR FAIL TO PERFORM OR OBSERVE ANY OF THE TERMS AND CONDITIONS OF THE NOTES, THE PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT;

      L. ENGAGE IN ANY UNSAFE OR UNSOUND BANKING PRACTICES AS DETERMINED BY A GOVERNMENTAL AGENCY;

      M. ENTER INTO ANY TRANSACTION INCLUDING, WITHOUT LIMITATION, THE PURCHASE, SALE OR EXCHANGE OF PROPERTY OR ASSETS OR THE RENDERING OF ANY SERVICE, WITH ANY AFFILIATE (AS SUCH TERM IS DEFINED IN THIS SECTION IM) EXCEPT IN THE ORDINARY COURSE OF BUSINESS AND PURSUANT TO

               THE REASONABLE REQUIREMENTS OF THE BORROWER'S OR SUCH AFFILIATE'S BUSINESS AND UPON TERMS REASONABLY FOUND BY THE APPROPRIATE BOARD(S) OF DIRECTORS TO BE FAIR AND REASONABLE AND NO LESS FAVORABLE TO THE BORROWER OR SUCH AFFILIATE THAN WOULD BE OBTAINED IN A COMPARABLE ARM'S LENGTH TRANSACTION WITH A PERSON NOT AN AFFILIATE.

         N.          TO, CREATE, INCUR OR SUFFER TO EXIST ANY INDEBTEDNESS,
                     EXCEPT:

               1.          ANY INDEBTEDNESS ARISING UNDER, IN CONNECTION WITH OR
                     PURSUANT TO AN INDENTURE IF, AND ONLY IF, SUCH INDEBTEDNESS
                     (A) IS ISSUED BY THE BORROWER, (B) IS ISSUED IN CONNECTION WITH THE ISSUANCE BY A TRUST OF SECURITIES REPRESENTING AN UNDIVIDED INTEREST IN SUCH TRUST, AND (C) IS SUBORDINATE AND JUNIOR IN ALL RESPECTS TO THE LOANS AS PROVIDED BY THE EXPRESS TERMS OF THE INDENTURE GOVERNING SUCH INDEBTEDNESS, AND PROVIDED THAT (1) BORROWER DELIVERS WITHIN THIRTY (30) DAYS OF THE DATE OF ANY INSTRUMENT EVIDENCING SUCH INDEBTEDNESS (i) TRUE, ACCURATE, AND COMPLETE (WITH NO FEWER SIGNATURES THAN THOSE OF THE BORROWER AND ANY SUBSIDIARY THAT MAY BE A PARTY TO ANY OF SUCH DOCUMENTS) COPIES OF THE FINAL OFFERING CIRCULARS (IN THE CASE OF STAND-ALONE TRANSACTIONS, BUT NOT POOLED TRANSACTIONS), TRUST AGREEMENTS, GUARANTEES, INDENTURES, AND OTHER DOCUMENTATION EVIDENCING OR RELATING TO SUCH INDEBTEDNESS (AND BORROWER AGREES TO DELIVER TO LENDER FULLY EXECUTED COPIES OF SUCH DOCUMENTS WITHIN TEN (10) DAYS OF THEIR RECEIPT BY BORROWER), AND (ii) A TRUE, ACCURATE AND COMPLETE COPY OF THE APPROVAL ORDER, IF REQUIRED, ISSUED BY THE BOARD OF GOVERNORS OF FRB WITH RESPECT TO SUCH INDEBTEDNESS.

      II. AFFIRMATIVE COVENANTS.

      The Borrower agrees that until the Borrower satisfies all of the Borrower's Liabilities, including, but not limited to its obligations to pay in full all the Borrower's Liabilities, the Borrower shall satisfy the covenants set forth below:

      A.          THE BORROWER SHALL FURNISH AND DELIVER TO THE LENDER:

            1.          AS SOON AS AVAILABLE, BUT IN ANY EVENT NOT MORE THAN
                  NINETY (90) DAYS AFTER THE CLOSE OF EACH FISCAL YEAR OF THE BORROWER, OR WITHIN SUCH FURTHER TIME AS THE LENDER MAY PERMIT, CONSOLIDATED AND CONSOLIDATING AUDITED FINANCIAL STATEMENTS FOR THE BORROWER AND THE SUBSIDIARIES, INCLUDING A BALANCE SHEET AND RELATED PROFIT AND LOSS STATEMENT, PREPARED IN ACCORDANCE WITH GAAP CONSISTENTLY APPLIED THROUGHOUT THE PERIODS REFLECTED THEREIN BY MCGLADREY OR OTHER INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ACCEPTABLE TO THE LENDER, WHO SHALL GIVE THEIR UNQUALIFIED OPINION WITH RESPECT THERETO, WHICH OPINION SHALL EXPRESSLY STATE THAT THE LENDER MAY RELY ON SUCH OPINION AND THE FINANCIAL STATEMENTS REFERENCED THEREIN;

            2.          AS SOON AS AVAILABLE, BUT IN ANY EVENT NOT MORE THAN
                  NINETY (90) DAYS AFTER THE CLOSE OF EACH FISCAL YEAR OF THE BORROWER, OR WITHIN SUCH FURTHER TIME AS THE LENDER MAY PERMIT, THE FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION;

            3.          AS SOON AS AVAILABLE, BUT IN ANY EVENT NOT MORE THAN
                  FORTY-FIVE (45) DAYS AFTER THE CLOSE OF EACH QUARTERLY PERIOD OF EACH FISCAL YEAR OF THE BORROWER, OR WITHIN SUCH FURTHER TIME AS THE LENDER MAY PERMIT, THE FORM 10-Q FILED WITH THE SECURITIES AND EXCHANGE COMMISSION;

            4.          AS SOON AS AVAILABLE, BUT IN ANY EVENT NOT MORE THAN
                  FORTY-FIVE (45) DAYS AFTER THE CLOSE OF EACH QUARTERLY PERIOD OF EACH FISCAL YEAR OF THE BORROWER, OR WITHIN SUCH FURTHER TIME AS THE LENDER MAY PERMIT: (A) THE REPORTS FILED BY THE BORROWER OR ANY OF THE SUBSIDIARIES WITH STATE OR FEDERAL BANK REGULATORY AGENCIES; (B) INTERNALLY PREPARED "WATCH LIST" OR OTHER REPORTS OF THE BORROWER OR ANY OF THE SUBSIDIARIES WITH RESPECT TO DELINQUENT, CLASSIFIED OR ASSETS REQUIRING SPECIAL ATTENTION; AND (C) FORMS FRY-9C FILED BY THE BORROWER WITH FEDERAL BANK REGULATORY AGENCIES;

            5.          THE BORROWER SHALL FURNISH THE LENDER, AT THE SAME
                  TIME AS THE QUARTERLY FINANCIAL REPORTS REFERRED TO IN SECTION IIA2, A QUARTERLY COMPLIANCE CERTIFICATE IN THE FORM SET FORTH AS EXHIBIT E HERETO, WHICH CERTIFICATE SHALL STATE THAT: (A) THE BORROWER IS IN COMPLIANCE IN ALL MATERIAL RESPECTS WITH ALL COVENANTS CONTAINED IN THIS AGREEMENT; (B) THAT NO DEFAULT OR EVENT OF DEFAULT HAS OCCURRED OR IS CONTINUING, OR, IF THERE IS ANY SUCH EVENT, DESCRIBING SUCH EVENT, THE STEPS, IF ANY, THAT ARE BEING TAKEN TO CURE IT, AND THE TIME WITHIN WHICH SUCH CURE WILL OCCUR; AND (C) ALL REPRESENTATIONS AND WARRANTIES MADE BY THE BORROWER HEREIN (OTHER THAN IN SECTION
                  V) CONTINUE TO BE TRUE, ACCURATE, AND COMPLETE AS OF THE DATE OF SUCH CERTIFICATE. SUCH QUARTERLY COMPLIANCE CERTIFICATE SHALL BE SIGNED BY THE CHIEF EXECUTIVE OFFICER, PRESIDENT OR CHIEF FINANCIAL OFFICER OF THE BORROWER AND SHALL ALSO CONTAIN, IN A FORM AND WITH SUCH SPECIFICITY AS IS REASONABLY SATISFACTORY TO THE LENDER, SUCH ADDITIONAL INFORMATION AS THE LENDER SHALL HAVE REASONABLY REQUESTED BY THE BORROWER PRIOR TO THE SUBMISSION THEREOF;

            6.          TO THE EXTENT PERMITTED BY LAW, PROMPTLY AFTER SAME
                  ARE AVAILABLE, COPIES OF EACH ANNUAL REPORT, PROXY OR FINANCIAL STATEMENT OR OTHER REPORT OR COMMUNICATION SENT BY THE BORROWER OR ANY OF THE SUBSIDIARIES TO THE STOCKHOLDERS OF THE BORROWER OR ANY OF THE

                  SUBSIDIARIES, AND COPIES OF ALL ANNUAL, REGULAR, PERIODIC AND SPECIAL REPORTS AND REGISTRATION STATEMENTS WHICH THE BORROWER OR ANY OF THE SUBSIDIARIES MAY FILE OR BE REQUIRED TO FILE WITH ANY FEDERAL OR STATE BANKING REGULATORY AGENCY OR ANY OTHER GOVERNMENTAL AGENCY OR WITH ANY SECURITIES EXCHANGE;

            7.          IMMEDIATELY AFTER RECEIVING KNOWLEDGE THEREOF, NOTICE
                  IN WRITING OF ALL CHARGES, ASSESSMENTS, ACTIONS, SUITS AND PROCEEDINGS (AS WELL AS NOTICE OF THE OUTCOME OF ANY SUCH CHARGES, ASSESSMENTS, ACTIONS, SUITS AND PROCEEDINGS) THAT ARE INITIATED BY, OR BROUGHT BEFORE, ANY COURT OR GOVERNMENTAL DEPARTMENT, COMMISSION, BOARD OR OTHER ADMINISTRATIVE AGENCY, IN CONNECTION WITH THE BORROWER OR ANY OF THE SUBSIDIARIES, OTHER THAN ORDINARY COURSE OF BUSINESS LITIGATION NOT INVOLVING THE FRB, THE FDIC, OR THE OTS, , WHICH, IF ADVERSELY DECIDED, WOULD NOT HAVE A MATERIAL ADVERSE EFFECT ON THE FINANCIAL CONDITION, BUSINESS, PROPERTIES, ASSETS, LIABILITIES, OPERATIONS, PROSPECTS, OR RESULTS OF OPERATIONS OF THE BORROWER OR ANY OF THE SUBSIDIARIES;

            8. PROMPTLY UPON RECEIPT THEREOF, ONE COPY OF EACH WRITTEN AUDIT REPORT SUBMITTED TO THE BORROWER BY ITS INDEPENDENT AUDITORS; AND

            9. PROMPTLY AFTER THE OCCURRENCE THEREOF, NOTICE OF ANY OTHER MATTER WHICH HAS RESULTED IN, OR WHICH MIGHT OR COULD RESULT IN, A MATERIALLY ADVERSE CHANGE IN THE FINANCIAL CONDITION, BUSINESS, PROPERTIES, ASSETS, LIABILITIES, OPERATIONS, PROSPECTS, OR RESULTS OF OPERATIONS OF THE BORROWER OR ANY OF THE SUBSIDIARIES.

      B.          THE BORROWER SHALL MAINTAIN A RATIO OF NON-PERFORMING
            ASSETS TO TOTAL LOANS AND OTHER REAL ESTATE TO BE LESS THAN TWO AND THREE QUARTERS PERCENT (2.75%) AT ALL TIMES. ALL RATIOS SET FORTH IN THIS SECTION SHALL BE MEASURED QUARTERLY AND SHALL BE DERIVED FROM THE APPLICABLE QUARTERLY FINANCIAL STATEMENTS FILED WITH THE APPROPRIATE GOVERNMENTAL AGENCY. FOR PURPOSES OF THIS SECTION "NONPERFORMING ASSETS" SHALL MEAN THE SUM OF ALL OTHER REAL ESTATE OWNED, NON-ACCRUAL LOANS, RESTRUCTURED LOANS AND LOANS ON WHICH ANY PAYMENT IS NINETY (90) OR MORE DAYS PAST DUE WHICH IS STILL ACCRUING INTEREST AND "TOTAL LOANS AND OTHER REAL ESTATE OWNED" SHALL MEAN TOTAL LOANS AND OTHER REAL ESTATE OWNED.

      C.          THE BORROWER SHALL MAINTAIN, ON AN ANNUALIZED BASIS, AN
            ANNUAL RETURN ON AVERAGE TOTAL ASSETS OF GREATER THAN 7/10 OF ONE PERCENT (0.70%) BEGINNING WITH THE QUARTER ENDED JUNE 30, 2004. THIS COVENANT SHALL BE CALCULATED ON A QUARTERLY BASIS BEGINNING WITH THE QUARTER ENDED JUNE 30, 2004.

      D. THE BORROWER (ON A CONSOLIDATED BASIS) SHALL AT ALL TIMES MAINTAIN SUCH CAPITAL AS MAY BE NECESSARY TO CAUSE EACH OF THE BORROWER AND EACH OF THE BANK SUBSIDIARIES TO BE CLASSIFIED AS A "WELL CAPITALIZED" INSTITUTION IN ACCORDANCE WITH THE REGULATIONS OF THEIR PRIMARY FEDERAL REGULATOR AS IN EFFECT ON THE DATE OF THIS AGREEMENT.

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

      E. THE BORROWER SHALL PROMPTLY PAY AND DISCHARGE ALL TAXES, ASSESSMENTS AND OTHER GOVERNMENTAL CHARGES IMPOSED UPON THE BORROWER OR ANY OF THE BANK SUBSIDIARIES OR UPON THE INCOME, PROFITS, PROPERTY, OR ASSETS OF THE BORROWER OR ANY OF THE BANK SUBSIDIARIES AND ALL CLAIMS FOR LABOR, MATERIAL OR SUPPLIES WHICH, IF UNPAID, MIGHT BY LAW BECOME A LIEN UPON THE PROPERTY OR ASSETS OF THE BORROWER OR ANY OF THE BANK SUBSIDIARIES. NEITHER THE BORROWER NOR ANY OF THE BANK SUBSIDIARIES SHALL BE REQUIRED TO PAY ANY SUCH TAX, ASSESSMENT, CHARGE OR CLAIM, SO LONG AS THE VALIDITY THEREOF SHALL BE CONTESTED IN GOOD FAITH BY APPROPRIATE PROCEEDINGS, AND RESERVES THEREFOR SHALL BE MAINTAINED ON THE BOOKS OF THE BORROWER OR ANY OF THE BANK SUBSIDIARIES AS ARE DEEMED ADEQUATE BY THE LENDER.

      F. THE BORROWER SHALL MAINTAIN BONDS AND INSURANCE AND SHALL CAUSE EACH OF THE BANK SUBSIDIARIES TO MAINTAIN BONDS AND INSURANCE WITH RESPONSIBLE AND REPUTABLE INSURANCE COMPANIES OR ASSOCIATIONS IN SUCH AMOUNTS AND COVERING SUCH RISK AS IS USUALLY CARRIED BY OWNERS OF SIMILAR BUSINESSES, PROPERTIES, AND ASSETS IN THE SAME GENERAL AREA IN WHICH THE BORROWER AND EACH OF THE BANK SUBSIDIARIES OPERATES, AND SUCH ADDITIONAL BONDS AND INSURANCE AS MAY REASONABLY BE REQUIRED BY THE LENDER.

      G. THE BORROWER SHALL PERMIT AND CAUSE EACH OF THE BANK SUBSIDIARIES TO PERMIT THE LENDER THROUGH ITS EMPLOYEES, ATTORNEYS, ACCOUNTANTS OR OTHER AGENTS, TO INSPECT ANY OF THE PROPERTIES, CORPORATE BOOKS AND FINANCIAL BOOKS AND RECORDS OF THE BORROWER AND EACH OF THE BANK SUBSIDIARIES AT THE REQUEST OF THE LENDER, BUT NOT MORE OFTEN THAN ANNUALLY, UNLESS THERE IS A CAUSE FOR CONCERN.

      H.          AS SOON AS POSSIBLE, AND IN ANY EVENT WITHIN TEN (10)
            BUSINESS DAYS, AFTER: (i) THE BORROWER OR ANY ERISA AFFILIATE KNOWS THAT WITH RESPECT TO ANY EMPLOYEE BENEFIT PLAN, A "PROHIBITED TRANSACTION," A "REPORTABLE EVENT," OR ANY OTHER EVENT OR CONDITION WHICH COULD SUBJECT THE BORROWER OR ANY ERISA AFFILIATE TO LIABILITY UNDER ERISA OR THE CODE; OR (ii) THE INSTITUTION OF STEPS BY THE BORROWER OR ANY ERISA AFFILIATE TO WITHDRAW FROM, OR THE INSTITUTION OF ANY STEPS BY ANY PARTY TO TERMINATE, ANY EMPLOYEE BENEFIT PLAN; HAS OR MAY HAVE OCCURRED, THE BORROWER SHALL DELIVER TO THE LENDER A CERTIFICATE OF A RESPONSIBLE OFFICER SETTING FORTH THE DETAILS OF SUCH MATTER, THE ACTION THAT THE BORROWER PROPOSES TO TAKE WITH RESPECT THERETO, AND, WHEN KNOWN, ANY ACTION TAKEN OR THREATENED BY THE INTERNAL REVENUE SERVICE, THE U.S. DEPARTMENT OF LABOR, OR THE PENSION BENEFIT GUARANTEE CORPORATION. FOR PURPOSES OF THIS COVENANT, THE BORROWER SHALL BE DEEMED TO HAVE KNOWLEDGE OF ALL FACTS KNOWN BY THE FIDUCIARIES OF ANY PLAN OF THE BORROWER OR ANY ERISA AFFILIATE.

      I.          THE BORROWER SHALL:

            1.          EXERCISE AND CAUSE EACH OF THE BANK SUBSIDIARIES TO
                  EXERCISE DUE DILIGENCE IN ORDER TO COMPLY WITH ALL FEDERAL, STATE AND LOCAL LAWS, STATUTES, ORDINANCES, REGULATIONS AND POLICIES RELATING TO HEALTH, SAFETY, ECOLOGY OR THE ENVIRONMENT (COLLECTIVELY, THE "ENVIRONMENTAL LAWS");

            2.          PERMIT THE LENDER, FROM TIME TO TIME AND IN ITS SOLE
                  AND ABSOLUTE DISCRETION, TO RETAIN, AT THE BORROWER'S EXPENSE, AN INDEPENDENT PROFESSIONAL CONSULTANT TO REVIEW ANY REPORT RELATING TO HAZARDOUS MATERIALS PREPARED BY OR FOR BORROWER OR ANY OF THE BANK SUBSIDIARIES AND AT REASONABLE TIMES AND SUBJECT TO REASONABLE CONDITIONS TO CONDUCT ITS OWN INVESTIGATION OF ANY REAL PROPERTY OR OTHER FACILITY CURRENTLY OR THEN OWNED, LEASED, OPERATED OR USED BY BORROWER OR ANY OF THE BANK SUBSIDIARIES, AND BORROWER AGREES TO USE ITS BEST EFFORTS TO OBTAIN PERMISSION FOR THE LENDER'S PROFESSIONAL CONSULTANT TO CONDUCT ITS OWN INVESTIGATION OF ANY REAL PROPERTY OR OTHER FACILITY PREVIOUSLY OWNED, LEASED, OPERATED OR USED BY BORROWER AND SHALL CAUSE EACH OF THE BANK SUBSIDIARIES TO DO THE SAME. BORROWER HEREBY GRANTS TO THE LENDER, ITS AGENTS, EMPLOYEES, CONSULTANTS, AND CONTRACTORS THE RIGHT TO ENTER INTO OR ON TO, AT REASONABLE TIMES, THE REAL PROPERTY OR OTHER FACILITIES OWNED, LEASED, OPERATED OR USED BY BORROWER AND EACH OF THE BANK SUBSIDIARIES (HEREINAFTER, EACH A "FACILITY" AND COLLECTIVELY THE "FACILITIES") TO PERFORM SUCH TESTS ON SUCH PROPERTY AS ARE REASONABLY NECESSARY TO CONDUCT SUCH A REVIEW AND/OR INVESTIGATION;

            3.          PROMPTLY ADVISE THE LENDER IN WRITING AND IN
                  REASONABLE DETAIL OF: (A) ANY PRESENCE, USE, STORAGE, TRANSPORTATION, DISCHARGE, DISPOSAL, RELEASE OR THREATENED RELEASE (EACH OF THE FOREGOING BEING HEREINAFTER REFERRED TO AS A "CONDITION OR RELEASE") OF ANY HAZARDOUS MATERIALS REQUIRED TO BE REPORTED TO ANY FEDERAL, STATE OR LOCAL GOVERNMENTAL OR REGULATORY AGENCY UNDER ANY APPLICABLE ENVIRONMENTAL LAWS; (B) ANY AND ALL WRITTEN COMMUNICATIONS WITH RESPECT TO CLAIMS OR THREATENED CLAIMS UNDER OR WITH RESPECT TO ANY ENVIRONMENTAL LAWS (AN "ENVIRONMENTAL CLAIM") OR ANY CONDITION OR RELEASE OF HAZARDOUS MATERIAL REQUIRED TO BE REPORTED TO ANY FEDERAL, STATE OR LOCAL GOVERNMENTAL OR REGULATORY AGENCY; (C) ANY REMEDIAL ACTION TAKEN BY BORROWER OR ANY OTHER PERSON IN RESPONSE TO: (1) ANY HAZARDOUS MATERIAL ON, UNDER OR ABOUT ANY FACILITY, THE EXISTENCE OF WHICH COULD RESULT IN AN ENVIRONMENTAL CLAIM; OR (2) ANY ENVIRONMENTAL CLAIM THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON BORROWER OR ANY OF THE BANK SUBSIDIARIES; (D) BORROWER'S DISCOVERY OF ANY OCCURRENCE OR CONDITION ON ANY REAL PROPERTY ADJOINING OR IN THE VICINITY OF ANY FACILITY THAT COULD CAUSE SUCH FACILITY OR ANY PART THEREOF TO BE SUBJECT TO ANY RESTRICTIONS ON THE OWNERSHIP, OCCUPANCY, TRANSFERABILITY OR USE THEREOF UNDER ANY ENVIRONMENTAL LAWS, AND (E) ANY REQUEST FOR INFORMATION FROM ANY GOVERNMENTAL AGENCY INDICATING THAT SUCH AGENCY HAS INITIATED AN INVESTIGATION AS TO WHETHER THE BORROWER OR ANY OF THE BANK SUBSIDIARIES MAY BE POTENTIALLY RESPONSIBLE FOR ANY CONDITION OR RELEASE OF HAZARDOUS MATERIAL;

            4.          PROMPTLY NOTIFY THE LENDER OF: (A) ANY ACQUISITION OF
                  STOCK, ASSETS, OR PROPERTY BY BORROWER OR ANY OF THE BANK SUBSIDIARIES THAT

                  REASONABLY COULD BE EXPECTED TO EXPOSE ANY PROPOSED ACTION OUTSIDE THE NORMAL COURSE OF BUSINESS TO BE TAKEN BY THE BORROWER OR ANY OF THE BANK SUBSIDIARIES TO, OR RESULT IN, ENVIRONMENTAL CLAIMS THAT COULD HAVE A MATERIAL ADVERSE EFFECT OR THAT COULD BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT ON ANY GOVERNMENTAL AUTHORIZATION, (THEN-HELD BY BORROWER OR ANY OF THE BANK SUBSIDIARIES; AND (B) ANY PROPOSED ACTION OUTSIDE THE NORMAL COURSE OF BUSINESS TO BE TAKEN BY BORROWER OR ANY OF THE BANK SUBSIDIARIES TO COMMENCE INDUSTRIAL OR OTHER OPERATIONS THAT COULD SUBJECT BORROWER OR ANY OF THE BANK SUBSIDIARIES TO ADDITIONAL LAWS, RULES OR REGULATIONS, INCLUDING, WITHOUT LIMITATION, LAWS, RULES AND REGULATIONS REQUIRING ADDITIONAL ENVIRONMENTAL PERMITS OR LICENSES;

            5.          AT THEIR OWN EXPENSE, PROVIDE COPIES OF SUCH
                  DOCUMENTS OR INFORMATION AS THE LENDER MAY REASONABLY REQUEST IN RELATION TO ANY MATTERS DISCLOSED PURSUANT TO THIS SECTION III; AND

            6.          PROMPTLY TAKE ANY AND ALL NECESSARY REMEDIAL ACTION
                  IN CONNECTION WITH ANY CONDITION OR RELEASE OF ANY HAZARDOUS MATERIALS, ON, UNDER OR ABOUT ANY FACILITY IN ORDER TO COMPLY WITH ALL APPLICABLE ENVIRONMENTAL LAWS AND GOVERNMENTAL AUTHORIZATIONS. IN THE EVENT BORROWER OR ANY OF THE BANK SUBSIDIARIES UNDERTAKES ANY REMEDIAL ACTION WITH RESPECT TO ANY HAZARDOUS MATERIAL ON, UNDER OR ABOUT ANY FACILITY, SUCH BORROWER OR BANK SUBSIDIARY SHALL CONDUCT AND COMPLETE SUCH REMEDIAL ACTION IN COMPLIANCE WITH ALL APPLICABLE ENVIRONMENTAL LAWS AND IN ACCORDANCE WITH THE POLICIES, ORDERS AND DIRECTIVES OF ALL FEDERAL, STATE AND LOCAL GOVERNMENT AUTHORITIES.

      J.          THE BORROWER SHALL DO OR CAUSE TO BE DONE ALL THINGS
            NECESSARY TO MAINTAIN, PRESERVE AND RENEW THE CORPORATE EXISTENCE OF BORROWER AND EACH OF THE BANK SUBSIDIARIES AND ITS AND THEIR RIGHTS AND FRANCHISES, AND COMPLY WITH ALL RELATED LAWS APPLICABLE TO THE BORROWER AND EACH OF THE BANK SUBSIDIARIES.

      K. THE BORROWER SHALL COMPLY AND CAUSE EACH OF THE BANK SUBSIDIARIES TO COMPLY WITH ALL APPLICABLE STATUTES, RULES, REGULATIONS, ORDERS AND RESTRICTIONS IN RESPECT OF THE CONDUCT OF THEIR RESPECTIVE BUSINESSES AND THE OWNERSHIP OF THEIR RESPECTIVE PROPERTIES AND ASSETS, UNLESS A NON-COMPLIANCE DOES NOT, AND WILL NOT, RESULT IN A MATERIAL ADVERSE EFFECT ON THE BORROWER AND ITS BANK SUBSIDIARIES, AS A WHOLE.

      L.          THE BORROWER SHALL USE THE PROCEEDS OF THE LOANS TO
            PURCHASE ALL OF THE ISSUED AND OUTSTANDING SHARES OF FIRST CAPITAL BANKSHARES, INC. PURSUANT TO THE MERGER AGREEMENT, FOR AN AGGREGATE PURCHASE PRICE OF FORTY-TWO MILLION DOLLARS ($42,000,000), WITH ANY REMAINING PROCEEDS TO BE USED FOR GENERAL CORPORATE PURPOSES. THE BORROWER WILL NOT USE ANY PART OF THE PROCEEDS OF THE LOANS: (i) DIRECTLY OR INDIRECTLY TO PURCHASE OR CARRY ANY MARGIN SECURITY OR REDUCE OR RETIRE ANY INDEBTEDNESS ORIGINALLY INCURRED TO PURCHASE ANY SUCH MARGIN SECURITY WITHIN THE MEANING OF REGULATION U OF THE FRB; OR (ii) SO AS TO INVOLVE THE BORROWER OR THE LENDER IN A VIOLATION OF REGULATION U OF THE FRB.

                     EVENTS OF DEFAULT; DEFAULT; RIGHTS UPON
                                    DEFAULT

I. EVENTS OF DEFAULT. THE HAPPENING OR OCCURRENCE OF ANY OF THE FOLLOWING EVENTS, ACTS OR CONDITIONS (AN "EVENT OF DEFAULT") AND THE BORROWER'S FAILURE TO CURE SAME AFTER EXPIRATION OF ANY APPLICABLE CURE PERIOD SHALL EACH CONSTITUTE A "DEFAULT" HEREUNDER, AND ANY SUCH DEFAULT SHALL ALSO CONSTITUTE A DEFAULT UNDER EACH OF THE NOTES, THE PLEDGE AGREEMENT, AND ANY OTHER LOAN DOCUMENT, WITHOUT RIGHT TO NOTICE OR TIME TO CURE IN FAVOR OF THE BORROWER EXCEPT AS INDICATED BELOW:

      A. IF THE BORROWER FAILS TO MAKE PAYMENT WHEN DUE OR WHERE APPLICABLE UPON DEMAND, OR FAILS TO MAKE ANY PAYMENTS AS PROVIDED FOR HEREIN AND SUCH FAILURE CONTINUES FOR THREE (3) DAYS;

      B. IF THERE CONTINUES TO EXIST ANY BREACH OF ANY OBLIGATION OF BORROWER UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND SUCH BREACH REMAINS UNCURED BEYOND THE APPLICABLE TIME PERIOD, SPECIFICALLY PROVIDED THEREFOR OR IF NO TIME PERIOD IS SPECIFICALLY PROVIDED, IF SUCH BREACH CONTINUES FOR TEN (10) DAYS;

      C. IF ANY REPRESENTATION OR WARRANTY MADE BY THE BORROWER HEREIN, OR IN ANY OTHER AGREEMENT NOW OR AT ANY TIME HEREAFTER EXISTING BETWEEN THE BORROWER AND THE LENDER, IS BREACHED OR IS FALSE OR MISLEADING IN ANY MATERIAL RESPECT, OR ANY SCHEDULE, CERTIFICATE, FINANCIAL STATEMENT, REPORT, NOTICE OR OTHER WRITING FURNISHED BY THE BORROWER OR ANY OF THE SUBSIDIARIES TO THE LENDER IS FALSE OR MISLEADING IN ANY MATERIAL RESPECT ON THE DATE AS OF WHICH THE FACTS THEREIN SET FORTH ARE STATED OR CERTIFIED;

      D. IF: (i) THE BORROWER, ANY OF THE SUBSIDIARIES, OR ANY AFFILIATE OF THE BORROWER OR ANY OF THE SUBSIDIARIES, FAILS TO PERFORM OR OBSERVE ANY COVENANT OR AGREEMENT CONTAINED IN ANY OTHER AGREEMENT WITH THE LENDER, OR IF ANY CONDITION CONTAINED IN ANY AGREEMENT WITH THE LENDER IS NOT FULFILLED, AND SUCH FAILURE OR NONFULFILLMENT REMAINS UNCURED BEYOND THE APPLICABLE TIME PERIOD, IF ANY, SPECIFICALLY PROVIDED THEREFOR, OR IF NO TIME PERIOD IS SPECIFICALLY PROVIDED, CONTINUES FOR TEN (10) DAYS; OR (ii) A DEFAULT OR EVENT OF DEFAULT (AS DEFINED IN ANY SUCH AGREEMENT) OCCURS UNDER ANY OTHER AGREEMENT WITH THE LENDER AND SUCH DEFAULT OR EVENT OF DEFAULT CONTINUES FOR TEN (10) DAYS;

      E.          IF ANY GOVERNMENTAL AGENCY CHARGED WITH THE REGULATION OF
            BANK HOLDING COMPANIES, DEPOSITORY INSTITUTIONS, OR THRIFTS: (i) ISSUES TO THE BORROWER OR ANY OF THE SUBSIDIARIES, OR INITIATES ANY ACTION, SUIT OR PROCEEDING TO OBTAIN AGAINST, IMPOSE ON OR REQUIRE FROM THE BORROWER OR ANY OF THE SUBSIDIARIES, A CEASE AND DESIST ORDER OR SIMILAR REGULATORY ORDER, THE ASSESSMENT OF CIVIL MONETARY PENALTIES, ARTICLES OF AGREEMENT, A MEMORANDUM OF UNDERSTANDING, A CAPITAL DIRECTIVE, A CAPITAL RESTORATION PLAN, RESTRICTIONS THAT PREVENT OR AS A PRACTICAL MATTER IMPAIR THE PAYMENT OF DIVIDENDS BY ANY OF THE SUBSIDIARIES OR THE PAYMENTS OF ANY DEBT BY THE BORROWER, RESTRICTIONS THAT MAKE THE PAYMENT OF THE DIVIDENDS BY ANY OF THE SUBSIDIARIES OR THE PAYMENT OF DEBT BY THE BORROWER SUBJECT TO PRIOR REGULATORY APPROVAL, A NOTICE OR FINDING UNDER SECTION 8(a) OF THE FDI ACT, OR ANY SIMILAR ENFORCEMENT ACTION, MEASURE OR PROCEEDING; OR (ii) PROPOSES OR ISSUES TO ANY EXECUTIVE OFFICER OR DIRECTOR OF THE BORROWER OR ANY OF THE SUBSIDIARIES, OR INITIATES ANY ACTION, SUIT OR

            PROCEEDING TO OBTAIN AGAINST, IMPOSE ON OR REQUIRE FROM ANY SUCH OFFICER OR DIRECTOR, A CEASE AND DESIST ORDER OR SIMILAR REGULATORY ORDER, A REMOVAL ORDER OR SUSPENSION ORDER, OR THE ASSESSMENT OF CIVIL MONETARY PENALTIES;

      F.          IF THE BORROWER OR ANY OF THE SUBSIDIARIES BECOMES
            INSOLVENT OR IS UNABLE TO PAY ITS DEBTS AS THEY MATURE; OR MAKES AN ASSIGNMENT FOR THE BENEFIT OF CREDITORS OR ADMITS IN WRITING ITS INABILITY TO PAY ITS DEBTS AS THEY MATURE; OR SUSPENDS TRANSACTION OF ITS USUAL BUSINESS; OR IF A TRUSTEE OF ANY SUBSTANTIAL PART OF THE ASSETS OF THE BORROWER OR ANY OF THE SUBSIDIARIES IS APPLIED FOR OR APPOINTED, AND IF APPOINTED IN A PROCEEDING BROUGHT AGAINST THE BORROWER, THE BORROWER BY ANY ACTION OR FAILURE TO ACT INDICATES ITS APPROVAL OF, CONSENT TO, OR ACQUIESCENCE IN SUCH APPOINTMENT, OR WITHIN THIRTY (30) DAYS AFTER SUCH APPOINTMENT, SUCH APPOINTMENT IS NOT VACATED OR STAYED ON APPEAL OR OTHERWISE, OR SHALL NOT OTHERWISE HAVE CEASED TO CONTINUE IN EFFECT;

      G. IF ANY PROCEEDINGS INVOLVING THE BORROWER OR ANY OF THE SUBSIDIARIES ARE COMMENCED BY OR AGAINST THE BORROWER OR ANY OF THE SUBSIDIARIES UNDER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY, READJUSTMENT OF DEBT, DISSOLUTION OR LIQUIDATION LAW OR STATUTE OF THE FEDERAL GOVERNMENT OR ANY STATE GOVERNMENT AND, WITH RESPECT TO THE BORROWER ONLY, IF SUCH PROCEEDINGS ARE INSTITUTED AGAINST THE BORROWER, THE BORROWER BY ANY ACTION OR FAILURE TO ACT INDICATES ITS APPROVAL OF, CONSENT TO OR ACQUIESCENCE THEREIN, OR AN ORDER SHALL BE ENTERED APPROVING THE PETITION IN SUCH PROCEEDINGS AND WITHIN THIRTY (30) DAYS AFTER THE ENTRY THEREOF SUCH ORDER IS NOT VACATED OR STAYED ON APPEAL OR OTHERWISE, OR SHALL NOT OTHERWISE HAVE CEASED TO CONTINUE IN EFFECT;

      H. IF ANY JUDGMENT OR JUDGMENTS, WRIT OR WRITS, OR WARRANT OR WARRANTS OF ATTACHMENT, OR ANY SIMILAR PROCESS OR PROCESSES, IN AN AGGREGATE AMOUNT IN EXCESS OF $500,000, SHALL BE ENTERED OR FILED AGAINST THE BORROWER OR ANY OF THE BANK SUBSIDIARIES OR AGAINST ANY OF THEIR PROPERTY AND WHICH REMAINS UNVACATED, UNBONDED, UNSTAYED OR UNSATISFIED FOR A PERIOD OF THIRTY (30) DAYS;

      I. THIRTY (30) AFTER NOTICE THEREOF, IF THE BORROWER OR ANY OF THE BANK SUBSIDIARIES CONTINUES TO BE IN DEFAULT IN ANY PAYMENT OF PRINCIPAL OR INTEREST FOR ANY OTHER OBLIGATION OR IN THE PERFORMANCE OF ANY OTHER TERM, CONDITION OR COVENANT CONTAINED IN ANY AGREEMENT (INCLUDING BUT NOT LIMITED TO AN AGREEMENT IN CONNECTION WITH THE ACQUISITION OF CAPITAL EQUIPMENT ON A TITLE RETENTION OR NET LEASE BASIS), UNDER WHICH ANY SUCH OBLIGATION IS CREATED THE EFFECT OF WHICH DEFAULT IS TO CAUSE OR PERMIT THE HOLDER OF SUCH OBLIGATION TO CAUSE SUCH OBLIGATION TO BECOME DUE PRIOR TO ITS STATED MATURITY;

      J. IF ANY OR ALL OF THE PLEDGED PROPERTY, AS DEFINED IN THE PLEDGE AGREEMENT, IS ATTACHED, SEIZED, SUBJECTED TO A WRIT OF DISTRESS WARRANT, OR IS LEVIED UPON OR BECOMES SUBJECT TO ANY LIEN, OR COMES WITHIN THE POSSESSION OF ANY RECEIVER, TRUSTEE, CUSTODIAN OR ASSIGNEE FOR THE BENEFIT OF CREDITORS;

      K.          IF THE BORROWER APPLIES FOR, CONSENTS TO OR ACQUIESCES IN
            THE APPOINTMENT OF A TRUSTEE, RECEIVER, CONSERVATOR OR LIQUIDATOR FOR ITSELF UNDER CHAPTER 7 OR CHAPTER 11 OF THE UNITED STATES BANKRUPTCY CODE (THE "CODE PROVISIONS"), OR IN THE ABSENCE OF SUCH APPLICATION, CONSENT OR ACQUIESCENCE, A TRUSTEE, CONSERVATOR, RECEIVER OR LIQUIDATOR IS APPOINTED FOR THE BORROWER UNDER THE CODE PROVISIONS, AND IS NOT DISCHARGED WITHIN THIRTY (30) DAYS, OR ANY BANKRUPTCY, REORGANIZATION, DEBT ARRANGEMENT OR OTHER PROCEEDING OR ANY DISSOLUTION, LIQUIDATION, OR CONSERVATORSHIP PROCEEDING IS INSTITUTED BY OR AGAINST THE BORROWER UNDER THE CODE PROVISIONS, AND IF INSTITUTED AGAINST THE BORROWER, IS CONSENTED OR ACQUIESCED IN BY IT OR REMAINS FOR THIRTY (30) DAYS UNDISMISSED, OR IF THE BORROWER IS ENJOINED, RESTRAINED OR IN ANY WAY PREVENTED FROM CONDUCTING ALL OR ANY MATERIAL PART OF ITS BUSINESS UNDER THE CODE PROVISIONS;

      L. IF ANY OF THE SUBSIDIARIES APPLIES FOR, CONSENTS TO OR ACQUIESCES IN THE APPOINTMENT OF A RECEIVER FOR ITSELF, OR IN THE ABSENCE OF SUCH APPLICATION, CONSENT OR ACQUIESCENCE, A RECEIVER IS APPOINTED FOR OR ANY OF THE SUBSIDIARIES, AND IS NOT DISCHARGED WITHIN THIRTY (30) DAYS; OR

      M. IF THE MERGER IS NOT CONSUMMATED WITHIN TEN (10) DAYS OF THE CLOSING DATE.

II.         REMEDIES OF THE LENDER. FROM AND AFTER THE OCCURRENCE OF AN
      EVENT OF DEFAULT, THE LENDER SHALL HAVE ALL RIGHTS AND REMEDIES PROVIDED BY APPLICABLE LAW. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MAY, AT ITS OPTION, DECLARE ITS COMMITMENTS UNDER THE LOAN DOCUMENTS AND OTHERWISE TO BE TERMINATED AND THE NOTES SHALL THEREUPON BE AND BECOME IMMEDIATELY DUE AND PAYABLE, WITHOUT ANY PRESENTMENT, DEMAND, PROTEST OR OTHER NOTICE OF ANY KIND, ALL OF WHICH (NOTWITHSTANDING ANY PROVISION IN ANY OF THE LOAN DOCUMENTS TO THE CONTRARY) ARE HEREBY EXPRESSLY WAIVED BY THE BORROWER, AND LENDER MAY ALSO, WITHOUT LIMITATION, APPROPRIATE AND APPLY TOWARD THE PAYMENT OF ANY NOTE ANY INDEBTEDNESS OF THE LENDER TO THE BORROWER HOWEVER CREATED OR ARISING, AND MAY ALSO, WITHOUT LIMITATION, EXERCISE ANY AND ALL RIGHTS IN AND TO THE COLLATERAL, WHETHER PURSUANT TO THE PLEDGE AGREEMENT OR OTHERWISE. THERE SHALL BE NO OBLIGATION TO LIQUIDATE ANY COLLATERAL PLEDGED HEREUNDER IN ANY ORDER OR WITH ANY

            PRIORITY OR TO EXERCISE ANY REMEDY AVAILABLE TO THE LENDER IN ANY ORDER.

                                  MISCELLANEOUS

      I.          WAIVER BY THE LENDER. NO FAILURE OR DELAY ON THE PART OF
            THE LENDER IN EXERCISING ANY RIGHT, POWER OR REMEDY HEREUNDER SHALL OPERATE AS A WAIVER THEREOF. NO SINGLE OR PARTIAL EXERCISE OF ANY SUCH RIGHT, POWER OR REMEDY SHALL PRECLUDE ANY OTHER OR FURTHER EXERCISE THEREOF OR THE EXERCISE OF ANY OTHER RIGHT, POWER OR REMEDY HEREUNDER. THE REMEDIES HEREIN PROVIDED ARE CUMULATIVE AND NOT EXCLUSIVE OF ANY REMEDIES PROVIDED BY LAW. TIME IS OF THE ESSENCE IN THE PERFORMANCE OF THE COVENANTS, AGREEMENTS AND OBLIGATIONS OF THE BORROWER AND EACH OF THE SUBSIDIARIES.

      II. ENTIRE AGREEMENT AND MODIFICATIONS OF AGREEMENT. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDES ALL PRIOR AGREEMENTS BETWEEN THE LENDER AND THE BORROWER WITH RESPECT TO THE SUBJECT MATTER HEREOF. NO AMENDMENT, MODIFICATION, TERMINATION OR WAIVER OF ANY PROVISION OF THIS AGREEMENT, THE PLEDGE AGREEMENT, OR THE NOTES, OR CONSENT TO ANY DEPARTURE BY THE BORROWER THEREFROM, SHALL IN ANY EVENT BE EFFECTIVE UNLESS THE SAME SHALL BE IN WRITING AND SIGNED BY THE LENDER, AND THEN SUCH WAIVER OR CONSENT SHALL BE EFFECTIVE ONLY IN THE SPECIFIC PURPOSE FOR WHICH GIVEN. NO NOTICE TO OR DEMAND ON THE BORROWER IN ANY CASE SHALL ENTITLE THE BORROWER TO ANY OTHER OR FURTHER NOTICE OR DEMAND IN SIMILAR OR OTHER CIRCUMSTANCES.

      III.        NOTICES. ALL NOTICES AND REQUESTS TO OR UPON THE
            RESPECTIVE PARTIES HERETO SHALL BE IN WRITING AND SHALL BE DEEMED TO HAVE BEEN GIVEN OR MADE FIVE (5) DAYS AFTER HAVING BEEN DEPOSITED IN THE UNITED STATES MAIL, CERTIFIED OR REGISTERED WITH RETURN RECEIPT REQUESTED, OR WHEN DELIVERED PERSONALLY (BY COURIER SERVICE SUCH AS FEDERAL EXPRESS, OR BY OTHER MESSENGER) AT THE ADDRESS OR WHEN DISPATCHED BY TELECOPY OR OTHER MEANS OF FACSIMILE TRANSMISSION, TO THE NUMBER SET FORTH BELOW:

            if to the Lender:

                  Bank One, NA
                  120 South LaSalle Street
                  Chicago, Illinois 60603
                  Attention: Mrs. Julie Reese
                  Facsimile: (312) 661-9511
                  Email: julie_reese@bankone.com

            if to the Borrower:

                  First Busey Corporation
                  201 West Main Street
                  Urbana, Illinois 61801
                  Attention: Mr. Douglas C. Mills
                  Facsimile: (217) 365-4592
                  Email: dcmills@busey.com

or to such addresses as may be hereafter designated by the respective parties hereto in writing by a notice given in accordance herewith.

      IV.         COUNTERPARTS. THIS AGREEMENT MAY BE EXECUTED IN ANY NUMBER
            OF COUNTERPARTS AND BY DIFFERENT PARTIES HERETO IN SEPARATE COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED AND DELIVERED SHALL BE DEEMED TO BE AN ORIGINAL AND ALL OF WHICH TAKEN TOGETHER SHALL CONSTITUTE BUT ONE AND THE SAME INSTRUMENT.

      V.          SUCCESSORS AND ASSIGNS. THIS AGREEMENT SHALL BECOME
            EFFECTIVE WHEN IT SHALL HAVE BEEN EXECUTED BY THE BORROWER AND THE LENDER AND THEREAFTER SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE BORROWER AND THE LENDER AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, EXCEPT THAT THE BORROWER SHALL NOT HAVE THE RIGHT TO ASSIGN ITS RIGHTS HEREUNDER OR ANY INTEREST HEREIN WITHOUT THE PRIOR WRITTEN CONSENT OF THE LENDER WHICH MAY BE GIVEN OR DENIED IN THE LENDER'S SOLE AND ABSOLUTE DISCRETION.

      VI. GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS HAVE BEEN NEGOTIATED, EXECUTED AND DELIVERED AT, AND SHALL BE DEEMED TO HAVE BEEN MADE AT, CHICAGO, ILLINOIS. THE LOANS PROVIDED FOR HEREIN IS TO BE FUNDED AND REPAID AT, AND THIS AGREEMENT IS OTHERWISE TO BE PERFORMED AT, CHICAGO, ILLINOIS AND THIS AGREEMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REFERENCE TO: (A) ITS

            JUDICIALLY OR STATUTORILY PRONOUNCED RULES REGARDING CONFLICT OF LAWS OR CHOICE OF LAW; (B) WHERE ANY OTHER AGREEMENT IS EXECUTED OR DELIVERED; (C) WHERE ANY PAYMENT OR OTHER PERFORMANCE REQUIRED BY ANY SUCH AGREEMENT IS MADE OR REQUIRED TO BE MADE; (D) WHERE ANY BREACH OF ANY PROVISION OF ANY SUCH AGREEMENT OCCURS, OR ANY CAUSE OF ACTION OTHERWISE ACCRUES; (E) WHERE ANY ACTION OR OTHER PROCEEDING IS INSTITUTED OR PENDING; (F) THE NATIONALITY, CITIZENSHIP, DOMICILE, PRINCIPAL PLACE OF BUSINESS, OR JURISDICTION OR ORGANIZATION OR DOMESTICATION OF ANY PARTY; (G) WHETHER THE LAWS OF THE FORUM JURISDICTION OTHERWISE WOULD APPLY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF ILLINOIS; OR (H) ANY COMBINATION OF THE FOREGOING. AS PART OF THE CONSIDERATION FOR NEW VALUE THIS DAY RECEIVED, THE BORROWER RECOGNIZES THAT THE LENDER'S PRINCIPAL OFFICE IS LOCATED IN CHICAGO, ILLINOIS AND THAT THE LENDER MAY BE IRREPARABLY HARMED IF REQUIRED TO INSTITUTE OR DEFEND ANY ACTIONS AGAINST THE BORROWER IN ANY JURISDICTION OTHER THAN THE NORTHERN DISTRICT OF ILLINOIS OR COOK COUNTY, ILLINOIS; THEREFORE, THE BORROWER IRREVOCABLY (I) AGREES THAT ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING RELATING TO THE AGREEMENT AND/OR THE LOAN REFERENCED HEREIN MAY BE BROUGHT IN THE NORTHERN DISTRICT OF ILLINOIS, IF FEDERAL JURISDICTION IS AVAILABLE, AND, OTHERWISE, IN THE CIRCUIT COURT OF COOK COUNTY, AT THE LENDER'S OPTION; (II) CONSENTS TO THE JURISDICTION OF EACH SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING; (III) WAIVES ANY OBJECTION WHICH THE BORROWER MAY HAVE TO THE LAYING OF VENUE IN ANY SUCH SUIT, ACTION OR PROCEEDING IN EITHER SUCH COURT; AND (IV) AGREES TO JOIN THE LENDER IN ANY PETITION FOR REMOVAL TO EITHER SUCH COURT BROUGHT BY THE LENDER. THE BORROWER WAIVES TRIAL BY JURY AND ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER IN THE COURTS REFERENCED IN SECTION 6.6(I) AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE IN THE COURTS REFERENCED IN SECTION 6.6(I). NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

      VII. SEVERABILITY. ANY PROVISION OF THIS AGREEMENT WHICH IS PROHIBITED OR UNENFORCEABLE IN ANY JURISDICTION SHALL, AS TO SUCH JURISDICTION, BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR UNENFORCEABILITY WITHOUT INVALIDATING THE REMAINING PROVISIONS HEREOF OR AFFECTING THE VALIDITY OR ENFORCEABILITY OF SUCH PROVISION IN ANY OTHER JURISDICTION; WHEREVER POSSIBLE, EACH PROVISION OF THIS AGREEMENT SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW.

      VIII.       SURVIVAL OF REPRESENTATIONS AND WARRANTIES. ALL
            COVENANTS, AGREEMENTS, REPRESENTATIONS AND WARRANTIES MADE BY THE BORROWER HEREIN OR IN ANY CERTIFICATE OR OTHER INSTRUMENT DELIVERED BY IT OR ON ITS BEHALF UNDER THIS AGREEMENT SHALL, NOTWITHSTANDING ANY INVESTIGATION BY OR KNOWLEDGE ON THE PART OF THE LENDER, BE DEEMED MATERIAL AND RELIED ON BY THE LENDER AND SHALL SURVIVE THE MAKING OF THIS AGREEMENT, AND EXECUTION AND DELIVERY OF THE NOTES, THE PLEDGE AGREEMENT, AND SHALL BE DEEMED TO BE CONTINUING REPRESENTATIONS AND WARRANTIES UNTIL SUCH TIME AS THE BORROWER HAS SATISFIED ALL OF ITS OBLIGATIONS TO THE LENDER, INCLUDING, BUT NOT LIMITED TO THE OBLIGATION TO PAY IN FULL ALL PRINCIPAL, INTEREST AND OTHER AMOUNTS IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT AND THE NOTES. ALL WARRANTIES AND REPRESENTATIONS IN ANY SUCH CERTIFICATES OR OTHER INSTRUMENT SHALL CONSTITUTE WARRANTIES AND REPRESENTATIONS BY THE BORROWER HEREUNDER.

      IX. EXTENSIONS AND RENEWALS. THIS AGREEMENT SHALL GOVERN THE TERMS OF ANY EXTENSIONS OR RENEWALS TO THE NOTES, SUBJECT TO ANY ADDITIONAL TERMS AND CONDITIONS IMPOSED BY THE LENDER IN CONNECTION WITH ANY SUCH EXTENSION OR RENEWAL.

      X.          INTEREST RATE REGULATION. THE BORROWER HEREBY REPRESENTS
            AND WARRANTS THAT THE INDEBTEDNESS EVIDENCED HEREBY CONSTITUTES LOANS MADE BY THE LENDER TO ENABLE THE BORROWER TO CARRY ON A COMMERCIAL ENTERPRISE FOR THE PURPOSE OF INVESTMENT OR PROFIT; AND THAT SUCH LOANS ARE LOANS FOR BUSINESS PURPOSES UNDER THE INTENT AND PURVIEW OF CHAPTER 815, SECTION 205/4 OF THE ILLINOIS COMPILED STATUTES.

      XI. ACCOUNTING TERMS. ANY ACCOUNTING TERM NOT SPECIFICALLY DEFINED HEREIN SHALL BE CONSTRUED IN ACCORDANCE WITH GAAP, AND ALL FINANCIAL DATA SUBMITTED PURSUANT TO THIS AGREEMENT SHALL BE PREPARED IN ACCORDANCE WITH SUCH PRINCIPLES.

      XII. PARTICIPATIONS. THE LENDER SHALL HAVE THE RIGHT TO SELL PARTICIPATIONS IN ANY LOAN OR OTHERWISE ASSIGN, TRANSFER OR HYPOTHECATE ALL OR ANY PART OF ANY LOAN ALONG WITH THE CORRESPONDING RIGHTS IN THE LOAN DOCUMENTS.

      XIII.       ADDITIONAL ACTIONS. THE BORROWER AGREES TO DO AND CAUSE
            EACH OF THE SUBSIDIARIES TO DO SUCH FURTHER ACTS AND THINGS AND TO EXECUTE AND DELIVER TO THE LENDER SUCH ADDITIONAL ASSIGNMENTS, AGREEMENTS, POWERS AND INSTRUMENTS, AS THE LENDER MAY REASONABLY REQUIRE OR DEEM ADVISABLE TO CARRY INTO EFFECT THE PURPOSES OF THIS AGREEMENT, THE NOTES, THE PLEDGE AGREEMENT, OR ANY AGREEMENT OR INSTRUMENT IN CONNECTION HEREWITH, OR TO

            BETTER ASSURE AND CONFIRM UNTO THE LENDER ITS RIGHTS, POWERS AND REMEDIES HEREUNDER OR UNDER SUCH OTHER LOAN DOCUMENTS. SUCH FURTHER ACTIONS MAY INCLUDE, BUT NOT BE LIMITED TO, THE FILING OF UCC-1 FINANCING STATEMENTS, IN FORM SATISFACTORY TO THE LENDER AND ITS COUNSEL, WITH THE SECRETARY OF STATE OF ILLINOIS IN FAVOR OF THE LENDER WITH RESPECT TO THE PLEDGED PROPERTY AND ANY PROCEEDS THEREFROM.

      XIV.        REVIVAL OF LIABILITIES. TO THE EXTENT THAT THE LENDER
            RECEIVES ANY PAYMENT ON ACCOUNT OF THE BORROWER'S LIABILITIES AND ANY SUCH PAYMENT(S) AND/OR PROCEEDS OR ANY PART THEREOF ARE SUBSEQUENTLY INVALIDATED, DECLARED TO BE FRAUDULENT OR PREFERENTIAL, SET ASIDE, SUBORDINATED AND/OR REQUIRED TO BE REPAID TO A TRUSTEE, RECEIVER OR ANY OTHER PERSON UNDER ANY BANKRUPTCY ACT, STATE OR FEDERAL LAW, COMMON LAW OR EQUITABLE CAUSE, THEN, TO THAT OF SUCH PAYMENT(S) OR PROCEEDS RECEIVED, THE BORROWER'S LIABILITIES OR PART THEREOF INTENDED TO BE SATISFIED SHALL BE REVIVED AND CONTINUE IN FULL FORCE AND EFFECT, AS IF SUCH PAYMENT(S) AND/OR PROCEEDS HAD NOT BEEN RECEIVED BY THE LENDER AND APPLIED ON ACCOUNT OF THE BORROWER'S LIABILITIES; PROVIDED, HOWEVER, IF THE LENDER SUCCESSFULLY CONTESTS ANY SUCH INVALIDATION, DECLARATION, SET ASIDE, SUBORDINATION OR OTHER ORDER TO PAY ANY SUCH PAYMENT AND/OR PROCEEDS TO ANY THIRD PARTY, THE REVIVED BORROWER'S LIABILITIES SHALL BE DEEMED SATISFIED.

      XV. CHANGE OF CONTROL. THE LENDER SHALL HAVE THE OPTION, EXERCISABLE ON AT LEAST ONE BUSINESS DAY PRIOR NOTICE, UPON THE CONSUMMATION, IN WHOLE OR IN PART, OF ANY TRANSACTION EFFECTING ANY CHANGE OF CONTROL OF THE BORROWER THAT HAS BEEN APPROVED AS SUCH BY ANY FEDERAL OR STATE REGULATORY AGENCY, TO DECLARE THE ENTIRE PRINCIPAL OF, AND INTEREST ACCRUED ON, THE LOANS THEN OUTSTANDING TO BE, AND THE NOTES AND ALL OF BORROWER'S LIABILITIES SHALL THEREUPON BECOME, FORTHWITH, DUE AND PAYABLE, WITHOUT ANY PRESENTMENT, DEMAND, PROTEST OR OTHER NOTICE OF ANY KIND, ALL OF WHICH ARE HEREBY EXPRESSLY WAIVED, AND THE BORROWER WILL FORTHWITH PAY TO EACH HOLDER OF THE NOTES THE ENTIRE OUTSTANDING PRINCIPAL OF AND INTEREST ACCRUED ON THE NOTES AND TO THE LENDER ALL OF BORROWER'S LIABILITIES.

      XVI.        RELEASE; ENVIRONMENTAL INDEMNITY. THE BORROWER RELEASES
            THE LENDER FROM ANY AND ALL CAUSES OF ACTION, CLAIMS OR RIGHTS WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE FOR, OR WHICH MAY ARISE FROM, ANY LOSS OR DAMAGE CAUSED BY OR RESULTING FROM: (A) ANY FAILURE OF THE LENDER TO PROTECT, ENFORCE OR COLLECT IN WHOLE OR IN PART ANY OF THE COLLATERAL; AND (B) ANY OTHER ACT OR OMISSION TO ACT ON THE PART OF THE LENDER, ITS OFFICERS, AGENTS OR

            EMPLOYEES, EXCEPT IN EACH INSTANCE FOR WILLFUL MISCONDUCT AND GROSS NEGLIGENCE. THE BORROWER AGREES TO INDEMNIFY AND SAVE THE LENDER, ITS OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS, HARMLESS OF, FROM AND AGAINST ANY LIABILITY, LOSS, DAMAGE OR EXPENSE (INCLUDING REASONABLE ATTORNEYS' FEES) TO WHICH THE LENDER OR ANY OF SUCH PERSONS MAY BECOME SUBJECT, ARISING FROM OR BASED UPON: (A) ANY VIOLATION, OR CLAIM OF VIOLATION, BY THE BORROWER OF ANY LAWS, REGULATIONS OR ORDINANCES RELATING TO HAZARDOUS MATERIALS; OR (B) ANY HAZARDOUS MATERIALS LOCATED OR DISPOSED OF ON, OR RELEASED OR TRANSPORTED FROM, ANY PROPERTY OR ASSETS OWNED, LEASED OR OPERATED BY THE BORROWER OR ANY OF THE SUBSIDIARIES, OR ANY CLAIM OF ANY OF THE FOREGOING.

                  [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be executed as of the date first above written.

                             FIRST BUSEY CORPORATION

                             By: /s/ Douglas C. Mills
                                 -----------------------------
                                 Name: Douglas C. Mills
                                 Title: Chairman & CEO

                             BANK ONE, NA

                             By: /s/ Julie Reese
                                 -----------------------------
                                 Name: Julie Reese

      Title: Commercial